                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, For Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               NORTHEAST BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               NORTHEAST BANCORP
                               232 CENTER STREET
                              AUBURN, MAINE 04210

                                                              September 28, 1999

Dear Shareholder:

     On behalf of the Board of Directors, we cordially invite you to attend the Annual Meeting of Shareholders of Northeast Bancorp (the "Company") which will be held at the Martindale Country Club located at 527 Beech Hill Road, Auburn, Maine on Wednesday, November 9, 1999, at 6:00 p.m., local time.

     At the Annual Meeting, shareholders will be asked (i) to elect twelve directors as members of the Board of Directors of the Company, (ii) to consider and approve the adoption of the Company's 1999 Stock Option Plan (the "1999 Stock Plan"), (iii) to ratify the appointment of Baker Newman & Noyes, Limited Liability Company, as the Company's independent auditors for fiscal year 2000, and (iv) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof. On the following pages you will find the Notice of the Annual Meeting of Shareholders and the Proxy Statement giving information concerning matters to be acted upon at the meeting. Of course, we will be present at the Annual Meeting to answer any questions you might have.

     YOUR VOTE IS IMPORTANT! The Company's management would greatly appreciate your attendance at the Annual Meeting. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED. Accordingly, please sign, date, and return the enclosed proxy card which will indicate your vote upon the various matters to be considered. If you do attend the meeting and desire to vote in person, you may do so by withdrawing your proxy at that time.

     We sincerely hope you will be able to attend the Annual Meeting and look forward to seeing you at the Annual Meeting of Shareholders.

                                      Very truly yours,


                                      /s/ James D. Delamater
                                      -----------------------------------------
                                          James D. Delamater
                                          President and Chief Executive Officer

                               NORTHEAST BANCORP
                               232 CENTER STREET
                              AUBURN, MAINE 04210

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 9, 1999

                               ------------------

TO THE SHAREHOLDERS OF NORTHEAST BANCORP:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Northeast Bancorp, a Maine corporation (the "Company"), will be held at the Martindale Country Club located at 527 Beech Hill Road, Auburn, Maine on Wednesday, November 9, 1999, at 6:00 p.m., local time, to act on the following matters:

          1. Election of twelve directors as members of the Board of Directors of the Company;

          2. Approval and adoption of the Northeast Bancorp 1999 Stock Option Plan in the form attached as Exhibit A to the Proxy Statement;

          3. To ratify the appointment of Baker Newman & Noyes, Limited Liability Company, as the Company's independent auditors for the fiscal year 2000; and

          4. To transact such other business as may properly come before the meeting or adjournment thereof.

     Only shareholders of record at the close of business on September 23, 1999 are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments thereof. Each shareholder, even though he or she may presently intend to attend the Annual Meeting, is requested to execute and date the enclosed proxy card and to return it without delay in the enclosed postage-paid envelope. Any shareholder present at the Annual Meeting may withdraw his or her proxy and vote in person on each matter brought before the Annual Meeting.

                                      By Order of the Board of Directors and
                                      the President

                                      /s/ Suzanne M. Carney
                                      -----------------------------------------
                                          Suzanne M. Carney
                                          Clerk

Auburn, Maine
September 28, 1999

                               NORTHEAST BANCORP
                               232 CENTER STREET
                              AUBURN, MAINE 04210

                             ---------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 9, 1999

                             ---------------------

                                  INTRODUCTION

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Northeast Bancorp, a Maine corporation (the "Company"), of proxies to be voted at the Annual Meeting of Shareholders to be held on Wednesday, November 9, 1999, at 6:00 p.m. (the "Annual Meeting"), and at any adjournment thereof. The Annual Meeting will be held at the Martindale Country Club located at 527 Beech Hill Road, Auburn, Maine.

     At the Annual Meeting, shareholders will be asked to consider and vote on the election of twelve directors as members of the Board of Directors of the Company, to approve and adopt the Company's 1999 Stock Option Plan (the "1999 Stock Plan"), and to ratify the appointment of Baker Newman & Noyes, Limited Liability Company, as the Company's auditors for fiscal year 2000.

     This Proxy Statement and the enclosed form of proxy are first being sent to shareholders, together with the Notice of Annual Meeting, on or about October 4, 1999.

     A copy of the Company's Annual Report to Shareholders on Form 10-K for the fiscal year ended June 30, 1999 (the "1999 Annual Report"), including financial statements, accompanies this Proxy Statement, but is not part of the proxy solicitation materials.

     SHAREHOLDERS ARE URGED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WITH THESE MATERIALS. No postage is necessary if the proxy is mailed in the United States in the accompanying envelope.

                       PROXIES AND VOTING AT THE MEETING

RECORD DATE AND VOTING RIGHTS

     The Board of Directors has fixed the close of business on September 23, 1999 as the record date (the "Record Date") for the determination of the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. As of the Record Date, the Company had issued and outstanding approximately 2,770,446 shares of common stock, $1.00 par value per share ("Common Stock"), the Company's only class of voting securities outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock outstanding on the Record Date entitles the record holder to cast one vote with respect to each matter to be voted upon at the Annual Meeting. The presence of a majority of the Company's outstanding Common Stock as of the Record Date, in person or represented by proxy, will constitute a quorum at the Annual Meeting.

     With respect to the election of directors, directors are elected by a plurality of the votes cast at a meeting in which a quorum is present. In connection with the election of directors, votes may be cast in favor of or withheld from each nominee. Votes withheld from director nominees will be counted in determining whether a quorum has been reached. However, since directors are elected by a plurality, a vote against a director nominee and votes withheld from a nominee or nominees generally will not affect the outcome of the election and will be excluded entirely from the vote.

     Approval of other matters submitted to shareholders at a meeting where a quorum is present requires a majority of the votes which are cast at the meeting by holders of shares entitled to vote on the subject matter, unless the Company's articles of incorporation or bylaws or state law requires a greater number of votes. Therefore, abstentions and broker non-votes generally have no effect under Maine law.

     All abstentions with respect to any proposal coming before the Annual Meeting will be counted as present for purposes of determining the existence of a quorum; but since it is neither a vote cast in favor of nor a vote cast opposing a proposed action, abstentions typically will not be counted as a vote cast on any routine matter and therefore will have no impact on the outcome of the vote.

     In the event of a broker non-vote with respect to any matter coming before the meeting, the proxy will be counted as present for determining the presence of a quorum but will not be counted as a vote cast on any matter. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.

VOTING AND REVOCATION OF PROXIES

     All properly executed proxies received prior to or at the Annual Meeting will be voted in accordance with the instructions indicated on such proxies, if any. If no instructions are indicated with respect to any shares for which properly executed proxies have been received, such proxies will be voted FOR the election of the Board of Directors' nominees for directors, FOR approval and adoption of the 1999 Stock Plan, and FOR the ratification of Baker Newman & Noyes, Limited Liability Company, as its auditors. The Company is not aware of any matter to be presented at the Annual Meeting other than those matters described in the Notice of Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting for consideration, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment.

     Any shareholder giving a proxy may revoke it at any time before it is exercised by duly executing and submitting a later-dated proxy, by delivering written notice of revocation to the Company which is received at or before the Annual Meeting, or by voting in person at the Annual Meeting (although attendance at the Annual Meeting will not, in and of itself, constitute a revocation of the proxy). Any written notice revoking a proxy should be sent to the Clerk of the Company at the Company's principal executive offices, located at the address set forth above.

                                   PROPOSAL I
                             ELECTION OF DIRECTORS

     In accordance with the Company's Articles of Incorporation, the Board of Directors has fixed the number of directors to be elected at the Annual Meeting at twelve. All of the Company's current directors are standing for election as directors of the Company to hold office until the 2000 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

     It is intended that the proxies received from shareholders, unless contrary instructions are given therein, will be voted FOR the election of the nominees named below, each of whom has consented to being named herein and has indicated his or her intention to serve if elected. If any nominee for any reason should become unavailable for election or if a vacancy should occur before the election, it is intended that the shares represented by the proxies will be voted for such other person as the Company's Board of Directors shall designate to replace such nominee. The Board of Directors has no reason to believe that any of the nominees will not be available or prove unable to serve if so elected.

NOMINEES FOR DIRECTOR

     The age of each nominee, their positions and offices with the Company and its wholly-owned subsidiary, Northeast Bank, F.S.B. (the "Bank"), their term of office as a director, their business experience during the past five years or more, and additional biographical data is set forth below. Information with respect to the nominees is as of July 31, 1999, except as otherwise stated.

                                                                                        DIRECTOR
NAME OF NOMINEE             AGE   POSITION WITH COMPANY                                  SINCE
---------------             ---   ---------------------                                 --------
John W. Trinward, D.M.D...  74    Chairman of the Board                                   1987
James D. Delamater........  48    President, Chief Executive Officer, and Director        1987
John B. Bouchard..........  63    Director                                                1996
A. William Cannan.........  57    Executive Vice President, Chief Operating Officer       1996
                                  and Director
Ronald J. Goguen..........  54    Director                                                1990
Judith W. Hayes...........  43    Director                                                1994
Philip C. Jackson.........  55    Senior Vice President of Bank-Trust Operations and      1987
                                    Director
Ronald C. Kendall.........  67    Director                                                1987
John Rosmarin.............  51    Director                                                1997
John Schiavi..............  59    Director                                                1998
Stephen W. Wight..........  55    Director                                                1987
Dennis A. Wilson..........  64    Director                                                1989

     All directors of the Company hold office until the earlier of the next annual meeting of shareholders and until their successors have been duly elected and qualified, or their death, resignation, or removal.

     JOHN W. TRINWARD, D.M.D., has been Chairman of the Board of Directors of the Company and a director of the Bank since 1987. Dr. Trinward is a retired dentist.

     JAMES D. DELAMATER has been President, Chief Executive Officer, and a director of the Company and the Bank since 1987.

     JOHN B. BOUCHARD has served as a director of the Company and the Bank since 1996. Mr. Bouchard is the owner of John B. Bouchard Builder, a construction contractor.

     A. WILLIAM CANNAN has been Executive Vice President and Chief Operating Officer of the Company and the Bank since 1993, and a director of the Company and the Bank since 1996. From 1991 to 1993 Mr. Cannan served as President of Casco Northern Bank, N.A., located in Portland, Maine.

     RONALD J. GOGUEN has been a director of the Company and the Bank since 1990. Since 1980, he has been the President and Chief Executive Officer, and a director of Major Drilling Group International Inc., a Canadian corporation that provides contract drilling services primarily to companies in the mineral and metals industries ("Major Drilling"). Major Drilling common shares are traded on the Toronto Stock Exchange. Mr. Goguen also serves on the board of directors of Roycefield Resources, a public mining company, whose shares are listed on the Toronto Stock Exchange.

     JUDITH W. HAYES has been a director of the Company and the Bank since 1994. Ms. Hayes is the President of Consumers Maine Water Company, a water utility serving various communities in Maine.

     PHILIP C. JACKSON has been a director of the Company and the Bank since 1987. Mr. Jackson also has served as the Senior Vice President of the Bank's Trust Operations since 1997. From 1991 to 1994, Mr. Jackson served as President of Bethel Savings, the predecessor to the Bank.

     RONALD C. KENDALL has been a director of the Company and the Bank since 1987. He is the current Chairman of the Board of Directors of the Bank and has served as a vice president of Northeast Financial Services Corporation, a wholly-owned subsidiary of the Bank, since 1997. Mr. Kendall also is the President and sole owner of Kendall Insurance, Inc.

     JOHN ROSMARIN has been a director of the Company and the Bank since 1997. Mr. Rosmarin has been the President and Chief Executive Officer of Saunders Manufacturing Company, Inc., an office products manufacturer and distributor, since 1992.

     JOHN SCHIAVI has been a director of the Company and the Bank since 1997. Mr. Schiavi has been the President and sole owner of Schiavi Enterprises, a real estate development firm, since 1964. He also serves on the boards of directors of both Major Drilling and Roycefield Resources.

     STEPHEN W. WIGHT has been a director of the Company and the Bank since 1987. Mr. Wight is the Manager of Sunday River Inn, LLC, a resort hotel operator, and the Manager of Wight Enterprises LLC, a property management company.

     DENNIS A. WILSON has been a director of the Company and the Bank since 1989. Mr. Wilson is the President and sole owner of D.A. Wilson & Co., a trucking company.

     Each of the Company's directors serve the Bank in the same capacities indicated above, except that Mr. Kendall serves as the Chairman of the Board of the Bank.

     There is no family relationship between any of the Company's directors, nominees to serve as director, or executive officers. There are no arrangements between any director or director nominee of the Company and any other person pursuant to which he or she was, or will be, selected as a director.

DIRECTOR MEETINGS AND COMMITTEES

     During the fiscal year ended June 30, 1999 (the "1999 fiscal year"), the Board of Directors of the Company held a total of 12 meetings. In addition, certain directors attended meetings of standing committees. All directors attended at least 75% of the total number of meetings of the Board of Directors and the respective committees on which they serve. The Board of Directors of the Company maintains three standing committees: an Audit Committee, a Personnel and Compensation Committee, which acts as a nominating committee and compensation committee, and an Executive Committee.

     The Audit Committee of the Board of Directors is responsible for recommending to the Board of Directors the engagement or discharge of the independent public accountants, meeting with the independent public accountants to review the plans and results of the audit engagement, reviewing the activities of the subsidiary Bank's examining committees, maintaining direct reporting responsibility and regular communication with the Company's internal audit staff, reviewing the scope and results of the internal audit procedures of the Company and its subsidiary, approving the services to be performed by the independent public accountants, considering the range of the audit and non-audit fees, and reviewing the adequacy of the Company's system of internal accounting. The Audit Committee which is comprised of Messrs. Bouchard, Goguen, Kendall, and Rosmarin, and Ms. Hayes, met 5 times during the 1999 fiscal year.

     The Personnel and Compensation Committee of the Board of Directors, which also serves as the nominating committee and compensation committee, makes recommendations to the Board of Directors with respect to the Company's compensation policies and the compensation of executive officers. In addition, the Personnel and Compensation Committee is responsible for selecting and recommending to the Board of Directors nominees for election as directors. Shareholders also may nominate persons for election as directors at an annual shareholders' meeting if such nominations are made in accordance with the procedures set forth in the Company's Articles of Incorporation. The Articles of Incorporation require, among other things, that written notice of such nominees must be given to the Company not less than 30 nor more than 60 days prior to such meeting (with certain exceptions). For a description of the full procedure governing such nominations, reference is made to the Articles of Incorporation, a copy of which is available from the Clerk of the Company. The Personnel and Compensation Committee which is comprised of Messrs. Bouchard, Goguen, Wight, and Wilson, met 4 times during the 1999 fiscal year.

     The Executive Committee of the Board of Directors is empowered to act on behalf of, and to exercise all the powers of, the full Board of Directors in the management of the business and affairs of the Company when the Board of Directors is not in session, except to the extent limited by the Company's Articles of

Incorporation or Bylaws, or by Maine law. The Executive Committee, which is comprised of Dr. Trinward and Messrs. Bouchard, Cannan, Delamater, and Kendall, did not meet during the 1999 fiscal year.

COMPENSATION OF DIRECTORS

     Directors of the Company also are directors of the Bank. Each director receives a combined annual retainer from the Company and the Bank in the amount of $1,000. In addition, each director receives $500 for each meeting of the Board of Directors of the Company or the Bank that they attend, and an additional $200 for each committee meeting that they attend (only if such committee meeting is held on a day other than one on which a Board of Directors' meeting is held). Directors receive only one meeting fee when meetings of the Board of Directors of the Company and the Bank are held on the same day. The Chairman of the Board of the Company and the Bank each receives an additional annual retainer of $1,000 for services rendered in such capacity.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                        THE ELECTION OF ALL 12 NOMINEES.

                             ---------------------

                                  PROPOSAL II
                     APPROVAL OF THE 1999 STOCK OPTION PLAN

     On September 17, 1999, the Board of Directors adopted the 1999 Stock Plan subject to approval of the shareholders of the Company, and at the Annual Meeting, shareholders will be asked to consider and vote on the approval and adoption of the 1999 Stock Plan. The Board of Directors believes that the granting of stock options will assist the Company in its efforts to recruit, attract and retain highly qualified managers, consultants, and staff, and qualified and knowledgeable independent directors capable of furthering the success of the Company. Approximately 91.0% of the Common Stock authorized under the Company's existing stock option plans have been granted. The 1999 Stock Plan will increase the number of shares of Common Stock available for the grant of future equity awards and will provide additional flexibility in structuring the type of equity awards which can be made by the Company.

     The 1999 Stock Plan will provide for the grant of incentive and nonqualified stock options to officers, employees, and directors of the Company and its subsidiaries. Non-employee directors of the Company also are eligible to receive such grants, except that they may not be granted incentive stock options. The 1999 Stock Plan is designed to motivate officers, employees, and directors of the Company to continue their efforts to improve the success and growth of the Company and to encourage them to remain with the Company. Accordingly, the Board recommends that the shareholders vote FOR approval of the 1999 Stock Plan, and the proxies will be so voted unless a shareholder specifies otherwise. Approval and adoption of the 1999 Stock Plan, will require a majority of the votes cast at the Annual Meeting assuming a quorum is present.

     The following summary description of the 1999 Stock Plan is qualified in its entirety by reference to the text of the 1999 Stock Plan which is set forth as Exhibit A to this Proxy Statement and is incorporated herein by reference.

THE 1999 STOCK PLAN

     Purpose. The purpose of the 1999 Stock Plan is to strengthen the ability of the Company to recruit, attract, and retain the services of highly qualified managers, consultants, staff, and qualified and knowledgeable independent directors of the Company for the benefit of the Company and its shareholders and to provide performance incentives for the directors, officers, and employees to work for the best interests of the Company and its shareholders through continuing ownership of its Common Stock.

     Shares Available for Awards. Subject to adjustments upon certain changes in the Company's capitalization as set forth in Section 4.4 of the 1999 Stock Plan, an aggregate of up to 135,000 shares of Common Stock may be issued under the 1999 Stock Plan. The Common Stock to be issued upon exercise of awards under the plan may include authorized but unissued shares and shares previously reserved for issuance upon exercise of options which have expired or terminated. Shares subject to an award that cease to be exercisable or which are forfeited for any reason are available for subsequent award grants.

     Administration of the Plan. The 1999 Stock Plan shall be administered initially by a committee comprised of at least three directors of the Company (the "Committee"). The Committee has the power and authority, subject to the express provisions of the 1999 Stock Plan, to (a) select the employees and directors who will receive awards under the plan, (b) grant awards, (c) determine the type of award to be made (incentive stock option, nonqualified options, or a combination thereof), (d) set the exercise or purchase price of the options, (e) determine the number of shares subject to each such award, and
(f) to establish the other terms and conditions of such awards. For awards made to Directors, the entire Board of Directors must approve the grant.

     The Committee also shall have the power to construe the 1999 Stock Plan, to determine all questions as to eligibility, and to adopt and amend such rules and regulations for the administration of the 1999 Stock Plan. The terms of each award to be granted under the 1999 Stock Plan shall be as determined from time to time by the Committee and shall be set forth in an award agreement in a form approved by the Committee or the Board of Directors.

     Eligibility. Employees and directors of the Company and its subsidiaries who are designated as participants by the Committee will be eligible to receive awards under the 1999 Stock Plan, but only employees will be entitled to receive Incentive Stock Options. The total number of employees and directors who could receive awards under the 1999 Stock Plan is presently determinable. Such determination shall be made by the Committee after the 1999 Stock Plan becomes effective.

     Types of Awards. The Committee will have broad discretion under the 1999 Stock Plan to establish stock-based incentive awards designed to attract and retain key personnel and directors, and to motivate them to maximize shareholder value by more closely aligning their interests with those of the shareholders. The awards may be in the form of incentive stock options and nonqualified stock options. The Committee has the authority to select the employees and directors who will receive awards and to determine the amounts and types of awards, and the terms, conditions, and restrictions applicable to the awards. The specific terms of each award will be set forth in a Stock Option Agreement.

     Neither the dollar value nor the benefits nor total amounts that will be received by or allocated to the Named Executive Officers named in the Summary Compensation Table below, to all employees -- including all current officers who are not executive officers -- as a group, and to all non-employee directors as a group is presently determinable. It also is not possible to determine the dollar value, the benefits, or the amounts that would have been received by or allocated to the Named Executive Officers or the groups identified in the preceding sentence if the 1999 Stock Plan had been in effect in 1998.

     Exercise and Purchase Prices. Incentive stock options granted under the 1999 Stock Plan will be required to have an exercise price per share equal to at least the fair market value of the Common Stock on the date the option is granted. Nonqualified stock options may have an exercise price not less than 85% of the fair market value of the Common Stock on the date of grant, but in no event shall the price be less than the par value of the shares. If an incentive stock option is awarded to a person who at the time of the award owns more than 10% of the combined voting power of all classes of the Company's stock, the price per share of the option shall be equal to at least 110% of the fair market value of the Common Stock on the date the option is granted. Fair market value for purposes of the 1999 Stock Plan is the closing sales price of the Common Stock as quoted on the American Stock Exchange or the National Association of Securities Dealers Automated Quotation System National Market, or any other national securities exchange on which the Common Stock is listed on the date of grant. The closing price of the Common Stock on September 17, 1999 was $8.875.

     Payment of the Exercise Price. Payment of the exercise price ("Exercise Price") for vested incentive stock options and nonqualified stock options (together, the "Stock Options"), must be made in full upon exercise of an option in whole or in part (i) in cash or by check, (ii) by delivery of, or withholding from the Stock Option, Common Stock, (iii) any combination of cash and Common Stock as the Committee may determine, or (iv) any other consideration permitted under applicable laws which is approved by the

Committee. The Company will not issue a certificate for Common Stock until full payment for such shares has been made and until all legal requirements applicable to the issuance and transfer of such shares have been satisfied. An option holder has none of the rights of a shareholder until shares are issued to him or her.

     Award Term. Stock options granted under the 1999 Stock Plan generally will vest as set forth in the Stock Option Agreement as may be determined by the Committee at the time of grant. To the extent that no vesting conditions are stated in the Stock Option Agreement, the stock options represented thereby shall be fully vested at the time of grant.

     Transfer Restrictions. An option is exercisable only by the option holder during his or her lifetime, and no option or right or interest in an option is assignable or transferable by the holder except by will or the laws of decent and distribution.

     Change in Common Stock. If the Company is a party to any merger or consolidation, purchase, or acquisition of property or stock, or any separation, reorganization or liquidation, the Committee has the power to make arrangements for the substitution of new options for, or the assumption by another corporation of, any unexpired options. If the Committee causes the Company to assume stock options of another party by substituting Stock Options under the 1999 Stock Plan for such options, or by merely assuming the obligations of such other party's stock options, the aggregate number of shares available for issuance under the 1999 Stock Plan shall be increased to reflect such assumption or substitution.

     If by reason of a merger, consolidation, reorganization, recapitalization, reclassification, stock split, combination of shares, or dividend payable in Common Stock, the outstanding shares of Common Stock are increased or decreased or changed into or been exchanged for a different number or kind of shares or other securities of the Company, the Committee will conclusively determine the appropriate adjustment in aggregate maximum number of shares of Common Stock available for issuance under the 1999 Stock Plan, the aggregate maximum number of shares of Common Stock which may be awarded to non-employee directors under the 1999 Stock Plan, the Exercise Price of outstanding options, and the number and kind of shares as to which outstanding options will be exercisable.

     In the event of any of the foregoing transactions, the total number of shares of Common Stock for which options may be granted will be appropriately adjusted by the Committee.

     Change in Control. Upon the occurrence of a "change of control", as defined by the 1999 Stock Plan, all outstanding Stock Options shall become fully vested and exercisable, and all conditions or restrictions relating to an award issued under the 1999 Stock Plan shall be accelerated or released.

     Indemnity. Neither the Board of Directors nor the Committee shall be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with their responsibilities under the 1999 Plan. The Company has agreed to indemnify the Board of Directors and members of the Committee, in respect of any claim, loss, damage, or expense (including counsel fees) arising from any such act, omission, interpretation, construction, or determination to the fullest extent permitted by law.

     Amendment, Modification, or Termination of the 1999 Stock Plan. The Committee may at any time amend, modify, suspend, or terminate the 1999 Stock Plan (as provided by Article VIII thereof). Except in connection with certain capital adjustments described under "Change in Common Stock" above (Section 4.4 of the 1999 Stock Plan), the Committee may not amend the 1999 Stock Plan to increase the number of shares subject to the Plan without shareholder approval. No amendment, modification, suspension, or termination of the 1999 Stock Plan, except as described herein, may affect the rights of an option holder without his or her consent.

     Term of the 1999 Stock Plan. Unless sooner terminated under Article VIII of the 1999 Stock Plan, it will terminate on the tenth anniversary from the date of its adoption by the Board of Directors, and no options may be granted under the 1999 Stock Plan after such date. Termination will not affect the validity of options granted prior to the date of termination.

FEDERAL TAX CONSEQUENCES

     The federal income tax consequences to a participant and the Company will vary depending on the type of award granted under the 1999 Stock Plan. Generally there are no federal income tax consequences to the recipient or the Company upon the grant or exercise of "incentive stock options" qualifying under Section 422A of the Internal Revenue Code (the "Code"). Incentive stock options may be granted only to employees of the Company and its subsidiaries. The market value of the shares covered by the incentive stock options (determined as of the date of grant) first exercisable under incentive stock options is limited to $100,000 per calendar year. If the participant holds the shares purchased through the exercise of an incentive stock option for more than one year after the exercise date and two years after the option was granted (the "holding period"), any gain realized at the time of sale of such shares will constitute long-term capital gain to the participant. The Company will not receive an income tax deduction in the event the participant disposes of the shares after completion of the holding period. If, however, the participant sells the shares before the expiration of the holding period, the participant will recognize ordinary income on the date of sale equal to the difference between the exercise price and the fair market value of the Common Stock on the exercise date. The balance of the participant's gain, if any, will be subject to capital gains treatment. The Company will receive an income tax deduction in the same amount and at the same time as the participant recognizes ordinary income.

     Under existing law and regulations, the grant of a nonqualified stock option which may be granted to employees and non-employee directors, will not result in taxable income to the participant or provide deductions to the Company. However, the exercise of nonqualified stock options results in taxable income to the holder, and the Company generally is entitled to a corresponding deduction. A participant will be deemed to have received taxable income at ordinary income tax rates upon exercise of a nonqualified stock option in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. The amount of such taxable income will be a tax deductible expense to the Company. Upon the subsequent sale of such shares by the participant, any appreciation or depreciation in the value of the shares after the exercise date will be treated as a capital gain or a loss.

     The foregoing discussion is not a complete description of the federal income tax consequences of an award under the 1999 Stock Plan and is qualified in its entirety by reference to the Code and the rules promulgated thereunder. This discussion is intended for the information of shareholders considering how to vote with respect to this Proposal II and not as tax guidance to participants in the 1999 Stock Plan. Different tax rules may apply to specific participants and transactions under the 1999 Stock Plan.

SECTION 16 OF THE EXCHANGE ACT

     It is intended that the grant and exercise of nonqualified stock options under the 1999 Stock Plan will be exempt under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"). Section 16(b) generally provides, among other things, that an executive officer, director, or 10% or greater shareholder who purchases and sells the stock of a corporation of which he or she is such an executive officer, director or 10% or greater shareholder within a six (6) month period is liable to the corporation for the difference between the purchase price and the sales price. Rule 16b-3 under the Exchange Act provides that the acquisition of a stock option, or its subsequent exercise, by such person which grant has been approved by either the shareholders or the full board of directors of the corporation is not subject to Section 16(b).

REASON FOR SHAREHOLDER APPROVAL

     Shareholder approval of the 1999 Stock Plan is required by the American Stock Exchange and the Code, and to satisfy the requirements of Rule 16b-3 described above. The American Stock Exchange requires companies whose shares are quoted on the American Stock Exchange to obtain shareholder approval of stock plans for directors, officers, and key employees. The Code requires shareholder approval of the 1999 Stock Plan to permit options granted to qualify as incentive stock options to the extent so designated. If the requirements of Rule 16b-3 are satisfied, then neither the grant of an option under the 1999 Stock Plan nor the transfer of shares to pay the Exercise Price (subject to certain conditions) under the plan will trigger the provisions of Section 16(b) of the Exchange Act regarding "short-swing" profits.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                      THE ADOPTION OF THE 1999 STOCK PLAN.

                             ---------------------

                                  PROPOSAL III
                    APPROVAL AND RATIFICATION OF APPOINTMENT
                       OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected the firm of Baker Newman & Noyes, Limited Liability Company, independent public accountants, to be the Company's auditors for the fiscal year ending June 30, 2000 and recommends that shareholders vote to ratify that appointment. Although submission of this matter to shareholders is not required by law, in the event of a negative vote the Board of Directors will reconsider its selection. Ratification of the appointment will require approval by a majority of the votes cast at the Annual Meeting, assuming a quorum is present. Baker Newman & Noyes, Limited Liability Company, is expected to have a representative at the Annual Meeting who will be available to respond to appropriate questions from shareholders attending the meeting.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                             ---------------------

                       COMPENSATION OF EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

     The following summary compensation table sets forth the cash and non-cash compensation paid to or accrued for the past three fiscal years for the Company's Chief Executive Officer, and all other executive officers whose total compensation exceeded $100,000 for the fiscal year ended June 30, 1999 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                        COMPENSATION
                                                                         AWARDS(1)
                                                          ANNUAL        ------------
                                                       COMPENSATION      SECURITIES
                                            FISCAL   ----------------    UNDERLYING        ALL OTHER
NAME AND PRINCIPAL OCCUPATION                YEAR     SALARY    BONUS     OPTIONS       COMPENSATION(2)
-----------------------------               ------   --------   -----   ------------    ---------------
James D. Delamater........................   1999    $149,432    $0         1,500           $ 8,754
  President and Chief                        1998     145,000     0         2,000            12,199
  Executive Officer                          1997     136,000     0         1,500(3)          9,466
A. William Cannan.........................   1999    $136,733    $0         1,500           $ 7,779
  Executive Vice                             1998     132,750     0         2,000            11,053
  President and Chief                        1997     125,000     0         1,500(3)          9,653
  Operating Officer

---------------

(1) The Company does not have a long-term compensation program that includes long-term incentive payments. However, the Company's stock option plans provide participants with performance-based compensation in the form of incentive stock options. See " -- Stock Option Plans".
(2) These amounts include payments made in 1999, 1998 and 1997, respectively, as follows: (i) term life insurance premiums of $646, $530 and $528 for Mr. Delamater and $592, $500 and $497 for Mr. Cannan, (ii) profit sharing contributions of $4,695, $8,972, and $7,568 for Mr. Delamater, and $4,248, $8,102, and $7,284 for Mr. Cannan, and (iii) matching 401(k) contributions of $3,413, $2,697 and $1,370 for Mr. Delamater, and $2,939, $2,451 and
    $1,872 for Mr. Cannan.
(3) Amounts reflect the application of anti-dilution provisions included in options granted prior to the Company's 50% stock dividend paid in December 1997.

     As of June 30, 1999, the Company did not have any long-term incentive plans nor had it awarded any restricted shares. The table set forth below contains information with respect to the award of stock options during the fiscal year ended June 30, 1999 to the Named Executive Officers covered by the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                    INDIVIDUAL GRANTS
                         ------------------------------------------------------------------------
                                                    % OF TOTAL
                         NUMBER OF SECURITIES     OPTIONS GRANTED
                              UNDERLYING          TO EMPLOYEES IN     EXERCISE PRICE   EXPIRATION      GRANT DATE
NAME                      OPTIONS GRANTED(1)    1999 FISCAL YEAR(2)   OR BASE PRICE       DATE      PRESENT VALUE(3)
----                     --------------------   -------------------   --------------   ----------   ----------------
James D. Delamater.....         1,500                  13.0%              $8.875        10/16/08         $5,160
A. William Cannan......         1,500                  13.0%              $8.875        10/16/08         $5,160

---------------

(1) These options were granted on October 16, 1998 under the Company's 1992 Stock Option Plan.
(2) During the fiscal year ended June 30, 1999, employees of the Company were granted an aggregate of 11,500 options under the Company's 1992 Stock Option Plan. See "-- Stock Option Plans" below for a description of these plans.
(3) Hypothetical value using the Black-Scholes option pricing model based on the following assumptions: (i) an expected stock price volatility of 0.2782,
    (ii) an expected dividend yield of 2.13%, (iii) a risk free rate of return of 5.79%, (iv) an option term of 8 years, and (v) no discounts for non-transferability or risk of forfeiture. This is a theoretical value for the options developed solely for the purpose of comparison disclosures as required by applicable SEC rules and regulations, and does not reflect the Company's views of the appropriate value or methodology for financial reporting purposes, or the future price of the Common Stock. The actual value of the options will depend on the market value of the Common Stock on the date the options are exercised.

AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth, for each of the Named Executive Officers in the Summary Compensation Table above who holds stock options, the number of shares of Common Stock acquired pursuant to the exercise of stock options during fiscal 1999, the number of the stock options held at June 30, 1999, and the realizable gain of the stock options that are "in-the-money." The in-the-money stock options are those with exercise prices that are below the year-end stock price because the stock value grew since the date of the grant.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTIONS VALUES

                                                                   NUMBER OF
                                                             SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                                              AT FISCAL YEAR END           AT FISCAL YEAR END(1)
                                   SHARES                 ---------------------------   ---------------------------
                                ACQUIRED ON     VALUE     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
NAME                            EXERCISED(#)   REALIZED       (#)            (#)            ($)            ($)
----                            ------------   --------   -----------   -------------   -----------   -------------
James D. Delamater............     7,500          0         26,000             0         $106,305          $ 0
A. William Cannan.............         0          0         35,000             0         $ 66,818          $ 0

---------------

(1) Based upon the closing price of the Common Stock as quoted by the American Stock Exchange on June 30, 1999 of $9.625 per share.
(2) Value represents fair market value at exercise minus exercise price.

EMPLOYMENT AGREEMENTS

     The Company has no employment agreements with any of the Named Executive Officers.

401(k) PLAN EMPLOYEES SAVINGS PLAN

     The Company maintains a tax-deferred profit sharing plan (the "401(k) Plan") for its employees. All employees who work at least 1,000 hours per year and are at least 21 years of age may elect to participate in the 401(k) Plan once he or she has completed one year of service. Under the 401(k) Plan, a participating employee is given an opportunity to make an elective contribution under a salary deferral savings arrangement of up to a maximum of 15% of the participant's pre-tax compensation up to a maximum of $10,000 per year. Each such contribution is fully vested in the participant. In addition, the Company may, in its sole discretion, make a separate matching contribution on behalf of employees who elect to participate in the plan by contributing a portion of their compensation to the plan. Messrs. Delamater and Cannan participated in the 401(k) Plan at approximately 9% and 4% of their salaries, respectively. For the year ended June 30, 1999, the Company made 401(k) matching contributions on behalf of its employees in the amount of approximately $77,517. In addition, for the year ended June 30, 1999, the Company also made profit sharing contributions under the plan in the aggregate amount of $60,214.

STOCK OPTION PLANS

     1989 Stock Option Plan. On June 28, 1989, the Board of Directors of the Company adopted the Bethel Bancorp 1989 Stock Option Plan (the "1989 Option Plan") as a performance incentive for the directors, officers and other employees of the Company and its subsidiaries. The 1989 Option Plan became effective upon ratification by the Company's shareholders at the 1989 Annual Meeting. An aggregate of 93,250 shares of Common Stock have been reserved for issuance upon exercise of options granted under the 1989 Option Plan. The 1989 Option Plan is essentially identical to the 1992 Stock Option Plan discussed below and is administered by the Personnel and Compensation Committee of the Board of Directors of the Company. The 1989 Option Plan expired in June 1999. A total of 92,650 options have been granted under the Plan, of which 53,400 have been exercised.

     1992 Stock Option Plan. On September 2, 1992, the Board of Directors of the Company adopted the Bethel Bancorp 1992 Stock Option Plan (the "1992 Option Plan") as a performance incentive for the directors, officers, and other employees of the Company and its subsidiaries. The 1992 Option Plan became effective upon ratification by the Company's shareholders at the 1992 Annual Meeting.

     The 1992 Option Plan is administered by the Personnel and Compensation Committee which recommends to the Board of Directors persons to whom options will be granted, the number of shares, the types of options and other terms and conditions of the options.

     Both "incentive stock options" and "nonqualified stock options" may be granted pursuant to the 1992 Option Plan. The Company intends that the "incentive stock options" granted under the 1992 Option Plan will qualify under
Section 422A of the Internal Revenue Code. Incentive stock options may only be granted to employees of the Company and its subsidiaries. The market value of shares covered by incentive stock options (determined as of the date of grant) first exercisable under incentive stock options is limited to $100,000 per calendar year. An optionee will not be deemed to receive taxable income upon grant or exercise of an incentive stock option. Any gain realized at the time of sale of shares acquired upon exercise of an incentive stock option will constitute long-term capital gain to the optionee if the optionee holds the stock for the longer of two years from the date the option was granted or one year after the option was exercised. If the optionee holds the stock for a shorter time, all gain upon disposition of the stock is ordinary income. No gain or loss will be recognized by the Company as a result of the grant or exercise of incentive stock options. In the case of nonqualified stock options, which may be granted to employees and non-employee directors, an optionee will be deemed to receive taxable income at ordinary income tax rates upon exercise of a nonqualified stock option in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. The amount of such taxable income will be a tax deductible expense to the Company.

     All options granted under the 1992 Option Plan will be required to have an exercise price per share equal to at least the fair market value of a share of Common Stock on the date the option is granted. An aggregate of 78,250 shares of Common Stock have been reserved for issuance upon exercise of options granted under the 1992 Option Plan. No option granted will be exercisable (i) more than three months after the date on which the optionee ceases to perform services for the Company (except that in the event of disability, options may be exercisable for up to one year thereafter), or (ii) 10 years after the option is granted in the case of incentive stock options. Shares not purchased pursuant to options which expire or are terminated unexercised shall again be available for purposes of the 1992 Option Plan. Payment for shares purchased pursuant to the exercise of an option may be made in cash or check or, if the option agreement permits, by delivery and assignment to the Company of shares of Common Stock of the Company, including shares which may be obtained upon exercise of the option, having a fair market value equal to the aggregate exercise price, or by any combination of the foregoing. During the fiscal year ended June 30, 1999, options to purchase up to 11,500 shares of Common Stock were granted to employees of the Company and its subsidiaries under the 1992 Option Plan, bringing the total number of outstanding options thereunder to 72,500 options, of which 750 have been exercised.

STOCK PURCHASE PLAN

     On August 31, 1994, the Board of Directors of the Company adopted the Bethel Bancorp 1994 Employee Stock Purchase Plan (the "1994 Stock Purchase Plan"), which was approved by the shareholders of the Company at the 1994 Annual Meeting.

     The 1994 Stock Purchase Plan is administered by the Board's Personnel and Compensation Committee and provides for twenty quarterly offerings of Common Stock to its employees. Participating employees will purchase shares with accumulated payroll deductions. Each employee of the Company or its subsidiaries who is age 21 and who has completed one year of service, with 1,000 hours of service, is eligible to participate in the 1994 Stock Purchase Plan, except for certain employees with substantial stock interests in the Company, taking into account rights to purchase stock accruing under the 1994 Stock Purchase Plan. The purchase price of a share of Common Stock sold pursuant to each quarterly offering will be not less than the fair market value per share on the date of exercise. The Board of Directors of the Company may change the purchase price for any offering to a percentage of fair market value not more than 100% and not less than 85%. The 1994 Stock Purchase Plan terminates five years from the commencement of the plan, unless sooner discontinued or terminated.

                        REPORT ON EXECUTIVE COMPENSATION

OVERVIEW

     The Personnel and Compensation Committee of the Board of Directors (the "Compensation Committee") is comprised entirely of outside directors, none of whom is a current officer or employee of the Company or any of its subsidiaries. The Compensation Committee is responsible for the establishment of policies governing and for the implementation, administration, and interpretation of all aspects of executive compensation, which includes base salary, bonuses, and stock option grants. Executives also participate in benefit programs that are generally available to employees of the Company, including medical benefits and a 401(k) Plan and profit sharing plan. The Compensation Committee also evaluates executive performance.

OBJECTIVES OF THE EXECUTIVE COMPENSATION PROGRAM

     The objectives of the compensation program are to attract and retain a high quality executive team and to encourage that team to achieve profitable growth and thereby increase shareholder value. To meet these objectives, the Company's compensation packages are intended to provide (i) an overall level of compensation that is competitive, and (ii) bonuses and stock-related compensation that reflect business results. The Compensation Committee believes that a recognition of, and reward for, individual and collective contributions maximizes shareholder value by encouraging and fostering consistently improving financial performance.

BASE SALARIES

     The Compensation Committee regularly reviews the base salary of its executives, including its Chief Executive Officer and Executive Vice President, with a view to providing both a competitive compensation package and to providing appropriate incentives to seek long-term growth in shareholder values. Base salaries are targeted at market levels and are determined by evaluating the executive's levels of responsibility, prior experience, breadth of knowledge, internal equity issues, and external pay practices. In evaluating the compensation packages provided to its executives, the Compensation Committee reviews compensation and financial data provided in annual surveys conducted by the American Bankers' Association and by Executive Compensation Services to compare its compensation practices with those provided to executives performing similar jobs as the Company's executives. Base salaries offer security to executives and allow the Company to attract competent executive talent and maintain a stable management team.

     Increases to base salaries, when given, are driven primarily by individual performance, evaluated based on sustained levels of individual contribution to the Company. The Compensation Committee considers the executive's efforts in promoting the Company objectives, continuing educational and management training, improving product quality, developing relationships with customers, vendors, and employees, and demonstrating leadership abilities and other goals.

BONUS PROGRAM

     On an annual basis, the Compensation Committee has the discretion to propose and recommends to the Board of Directors the payment of bonuses to the Chief Executive Officer and Executive Vice President of the Company. These awards are to be based upon job responsibilities, attainment of corporate financial goals, contributions to the business and other goals of the Company, including overall performance. The payment of a bonus to such individuals is subject to the sole discretion of the Compensation Committee and the Board of Directors of the Company. There is no specific formula, performance target, or other required performance measures that must be achieved in order to receive a bonus. On the other hand, achievement of certain financial results will not ensure the payment of bonuses either. Instead, bonuses are used as a tool for maintaining the competitiveness of the overall compensation paid to its Chief Executive Officer and Executive Vice President in light of current market conditions, and the Company's overall performance. To the extent that the base salary or adjustments in base salary are sufficient for these purposes, bonuses may not be recommended despite a strong performance, and vice versa.

     The Board of Directors and the Compensation Committee intend that the executive officers of the Company (other than the President and Executive Vice President) shall be entitled to participate in the bonus program designed to reward performance that is "above expectations" or "above budget." Levels of participation of employees are at the discretion of management.

STOCK OPTION PLANS

     The key officers and employees of the Company, including the Named Executive Officers, are eligible to receive stock option awards under the Company's stock option plans. Stock options are granted at an option exercise price equal to the fair market value of the Common Stock on the date of the grant. Accordingly, stock options have value only if the stock price appreciates in value from the date that the options are granted. The stock option plans focus executives and other participants on the creation of shareholder value over the long-term and encourage equity ownership in the Company. Individual grants in the 1999 fiscal year were based on corporate performance and on individual levels of responsibility, performance, and contributions to the Company. This determination was made based on the Compensation Committee's assessment of the performance of each individual.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The Company's Board of Directors relies on its Chief Executive Officer to provide effective leadership and to successfully execute the Company's business plan and strategies. Subject to the approval of the Board of Directors, the Compensation Committee establishes Mr. Delamater's base salary, bonuses, and stock option grants in accordance with the Company's compensation philosophy. In making its determination of the appropriate base salary, the Compensation Committee reviewed and analyzed surveys of compensation paid to chief executive officers of similarly sized institutions, and it evaluated the performance of Mr. Delamater. The Compensation Committee determined that an increase in Mr. Delamater's base salary was warranted in order to maintain the competitiveness of the Company's compensation package and to reflect Mr. Delamater's contributions to the Company's growth and operating results. Overall, the Chief Executive Officer's compensation is at or below the average compensation paid to chief executive officers at similarly sized financial institutions. However, the Compensation Committee determined that, based on Mr. Delamater's past and continued performance, it was appropriate to award incentive stock options to Mr. Delamater. The grant of such stock options are viewed by the Compensation Committee as both an award for prior business results and as an incentive to achieve future positive results which directly enhance shareholder value.

CONCLUSION

     The Compensation Committee believes that its executive compensation policies and programs effectively serve the interests of the Company and its shareholders. The compensation packages are appropriately balanced to provide security and competitive levels of compensation to its executives while simultaneously providing increased motivation to contribute to the Company's overall future success and long-term enhancement of shareholder value. We will continue to monitor the effectiveness of our total compensation policies and programs to insure that they continue to meet the needs of the Company.

                                  This report is respectfully submitted by:
                                  PERSONNEL AND COMPENSATION COMMITTEE

                                  John B. Bouchard, Chairman
                                  Ronald J. Goguen
                                  Stephen W. Wight
                                  Dennis A. Wilson

                         STOCK PRICE PERFORMANCE GRAPH

     Set forth below is a graph comparing the yearly percentage change in the cumulative total return of the Company's Common Stock, including stock and cash dividends, against the cumulative total return of the S & P 500 Index and the KBW 50 Bank Index for the last five years. The KBW Bank Index, compiled by Keefe, Bruyette & Woods, Inc., is comprised of fifty American banking companies, including all money-center and most major regional banks. This presentation assumes that $100 was invested on June 30, 1994 in the Common Stock and all other indices, and that all dividends were reinvested.


                  (PERFORMANCE GRAPH WITH PLOT POINTS BELOW)

FISCAL YEARS ENDED JUNE 30                          NORTHEAST BANCORP             S&P 500 INDEX             KBW 50 BANK INDEX
--------------------------                          -----------------             -------------             -----------------
            1994                                           100                         100                         100
            1995                                            97                         126                         120
            1996                                           115                         159                         165
            1997                                           137                         214                         249
            1998                                           215                         278                         343
            1999                                           141                         342                         368

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's outstanding Common Stock as of August 30, 1999, by:
(i) each director and nominee for director of the Company, (ii) each of the Named Executive Officers covered by the Summary Compensation Table, (iii) all directors and executive officers of the Company as a group, and (iv) each person known to the Company beneficially owning more than 5% of the outstanding Common Stock. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all of the Common Stock owned by them.

                                                              CURRENT BENEFICIAL OWNERSHIP
                                                              ----------------------------
                                                                 NUMBER         PERCENT
NAME OF BENEFICIAL OWNER                                      OF SHARES(1)    OF CLASS(2)
------------------------                                      -------------   ------------
DIRECTORS AND CERTAIN EXECUTIVE OFFICERS
John W. Trinward, D.M.D.....................................      14,051(3)(4)          *
James D. Delamater..........................................      68,520(5)          2.45%
John B. Bouchard............................................       7,600(4)             *
A. William Cannan...........................................      35,000(6)          1.25%
Ronald J. Goguen............................................     344,813(4)(7)      12.44%
Judith W. Hayes.............................................       3,500(4)             *
Philip C. Jackson...........................................      53,960(8)          1.94%
Ronald C. Kendall...........................................      37,070(4)(9)       1.34%
John Rosmarin...............................................       2,500(4)(10)         *
John Schiavi................................................           0                *
Stephen W. Wight............................................      18,250(4)(11)         *
Dennis A. Wilson............................................      43,330(4)          1.56%
All directors and executive officers as a group (17
  persons)..................................................     657,844(12)        23.00%
OTHER BENEFICIAL HOLDERS
Albert H. Desnoyers (13)....................................     199,041             7.18%
  210 Washington Drive
  Watchung, NJ 07060
Claude E. Savoie (14).......................................     152,550             5.51%
  550 Sheldiac Road
  Moncton, New Brunswick, Canada
  E1C 1T7

---------------
  *  Less than 1%
 (1) In accordance with Rule 13d-3 promulgated pursuant to the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner of a security for purposes of the rule if he or she has or shares voting power or dispositive power with respect to such security or has the right to acquire such ownership within sixty days. As used herein, "voting power" is the power to vote or direct the voting of shares, and "dispositive power" is the power to dispose or direct the disposition of shares, irrespective of any economic interest therein.
 (2) In calculating the percentage ownership for a given individual or group, the number of shares of Common Stock outstanding includes unissued shares subject to options, warrants, rights or conversion privileges exercisable within sixty days held by such individual or group, but are not deemed outstanding by any other person or group.
 (3) Includes 801 shares of Common Stock held by Dr. Trinward's spouse as to which Dr. Trinward disclaims beneficial ownership.
 (4) Includes 1,000 shares of Common Stock which may be acquired pursuant to currently exercisable options held by such person.

 (5) Includes 26,000 shares of Common Stock which may be acquired pursuant to currently exercisable options.
 (6) Includes 35,000 shares of Common Stock which may be acquired pursuant to currently exercisable options.
 (7) Includes (i) the 341,488 shares of Common Stock beneficially owned by Square Lake Holding Corporation ("Square Lake"), a Maine corporation, which is a wholly-owned subsidiary of a New Brunswick corporation which, in turn, is wholly-owned by Mr. Goguen, and (ii) amounts also include 2,325 shares of Common Stock held by Blue Chip Investments, Inc., a New Brunswick corporation wholly-owned by Mr. Goguen.
 (8) Includes 10,000 shares of Common Stock which may be acquired pursuant to currently exercisable options, 5,850 shares of Common Stock held by Mr. Jackson's spouse, as to which Mr. Jackson disclaims beneficial ownership, and 1,350 shares of Common Stock held by his children.
 (9) Includes 2,775 shares of Common Stock held by Mr. Kendall's spouse, as to which Mr. Kendall disclaims beneficial ownership, and 26,700 shares of Common Stock held in trusts in which Mr. Kendall either serves as a trustee or is a beneficiary (as to which Mr. Kendall disclaims beneficial ownership of 13,800 of such shares).
(10) Includes 875 shares of Common Stock held by Mr. Rosmarin's spouse as to which Mr. Rosmarin disclaims beneficial ownership.
(11) Includes 7,350 shares of Common Stock held by Mr. Wight's spouse as to which Mr. Wight disclaims beneficial ownership, and 2,250 shares of Common Stock held by his children.
(12) Includes 90,250 shares of Common Stock subject to options which may be acquired by such directors and executive officers as a group upon exercise of the options.
(13) The ownership information set forth herein is based in its entirety on material contained in a Schedule 13D, dated March 6, 1995, filed with the SEC by Mr. Desnoyers, as adjusted to reflect the payment of a 50% stock dividend in December 1997.
(14) The ownership information set forth herein is based in its entirety on material contained in a Schedule 13D, dated June 5, 1995, filed with the SEC by Mr. Savoie, as adjusted to reflect the payment of a 50% stock dividend in December 1997.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires all executive officers, directors, and persons who are the beneficial owner of more than 10% of the Common stock of the Company to file reports of ownership with the Securities and Exchange Commission (the "SEC") indicating their ownership of the Company's equity securities and to report any changes in that ownership. Specific due dates for these reports have been established, and the Company is required to report in this Proxy Statement any failure to comply therewith during the fiscal year ended June 30, 1999. The Company believes that all of these filing requirements were satisfied by its executive officers, directors, and by the beneficial owners of more than 10% of the Common Stock. In making this statement, the Company has relied on copies of the reporting forms received by it or on the written representations from certain reporting persons that no Forms 5 (Annual Statement of Changes in Beneficial Ownership) were required to be filed under applicable rules of the SEC.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Bank has had, and expects to have in the future, various loans and other banking transactions in the ordinary course of business with the directors, executive officers, and principal shareholders of the Bank and the Company (or associate of such person). All such transactions: (i) have been and will be made in the ordinary course of business; (ii) have been and will be made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with unrelated persons; and (iii) in the opinion of management do not and will not involve more than the normal risk of collectability or present other unfavorable features. At June 30, 1999 and 1998, the total dollar amount of extensions of credit to directors and executive officers identified above, and their associates (excluding extensions of credit which were less than $60,000 to any one such person and their associates) were $3,476,000 and $2,162,000, respectively, which represented approximately 13.0% and 8.6% respectively, of total shareholders' equity.

     Outside of normal customer relationships, none of the directors nor officers of the Company, and no shareholder holding over 5% of the Company's Common Stock and no corporations or firms with which such persons or entities are associated, currently maintains or has maintained since the beginning of the last fiscal year, any significant business or personal relationship with the Company or the Bank, other than such as arises by virtue of such position or ownership interest in the Company or the Bank.

                             SHAREHOLDER PROPOSALS

     Eligible shareholders who wish to present proposals for action at the 2000 Annual Meeting of Shareholders should submit their proposals in writing to the Clerk of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than June 1, 2000 for inclusion in next year's proxy statement and proxy card. A shareholder is eligible to present proposals if, at the time he or she submits the proposals, the shareholder owns at least 1% or $2,000 in market value of Common Stock and has held such shares for at least one year, and the shareholder continues to own such shares through the date of the 2000 Annual Meeting.

                               SOLICITATION COSTS

     The Company will bear the costs of preparing, assembling, and mailing the Proxy Statement, the form of proxy, and the 1999 Annual Report in connection with the Annual Meeting. In addition to solicitation by use of mail, employees of the Company may solicit proxies personally or by telephone, by facsimile copy, or telegraph, but will not receive additional compensation therefor. Arrangements may be made with banks, brokerage houses, and other institutions, nominees, and fiduciaries to forward the solicitation materials to beneficial owners and to obtain authorizations for the execution of proxies. The Company will, upon request, reimburse those persons and entities for expenses incurred in forwarding proxy materials for the Annual Meeting to beneficial owners.

                                 ANNUAL REPORT

     The Company's 1999 Annual Report for the fiscal year ended June 30, 1999, which includes financial statements, was mailed to shareholders together with the Notice of the Annual Meeting of Shareholders and Proxy Statement.

                                 OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Board of Directors of the Company had not been informed of any matters which would be presented for action at the Annual Meeting other than the proposals specifically set forth in the Notice of Annual Meeting and referred to herein. If any other matters are properly presented for action at the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote or refrain from voting in accordance with their best judgment on such matters after consultation with the Board of Directors.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY SHAREHOLDER UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO FOR THE FISCAL YEAR ENDED JUNE 30, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (WITHOUT EXHIBITS). ALL SUCH REQUESTS SHOULD BE DELIVERED TO SUZANNE CARNEY, CLERK, NORTHEAST BANCORP, 232 CENTER STREET, AUBURN, MAINE 04210. COPIES OF EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF A REASONABLE FEE TO COVER THE COSTS OF REPRODUCTION AND MAILING.

                                          By Order of the Board of Directors and
                                          President

                                          /s/ Suzanne M. Carney
                                          Suzanne M. Carney
                                          Clerk

Auburn, Maine
September 28, 1999

                                                                       EXHIBIT A

                               NORTHEAST BANCORP

                            1999 STOCK OPTION PLAN

                                   ARTICLE I

                                   THE PLAN

     1.1 ESTABLISHMENT OF THE PLAN. Northeast Bancorp, a Maine corporation (the "Company"), hereby establishes the "Northeast Bancorp 1999 Stock Option Plan" (hereinafter referred to as the "Plan"). The Plan permits the grant of incentives in the form of Nonqualified Stock Options, Incentive Stock Options, and any combination thereof. Unless otherwise defined, all capitalized terms have the meaning ascribed to them in Article II.

     1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company and its stockholders by offering officers, employees, and directors incentives that will promote the identification of their personal interests with the long-term financial success of the Company and with growth in shareholder value. The Plan is designed to strengthen the Company's ability to recruit, attract, and retain, highly qualified managers, consultants, and staff, and qualified and knowledgeable independent directors capable of furthering the future success of the Company by encouraging the ownership of Shares (as defined below) by such employees and directors and to strengthen the mutuality of interest between employees and directors, on one hand, and the Company's stockholders, on the other hand. The equity investments granted under the Plan are expected to provide employees with an incentive for productivity and to provide both employees and directors with an opportunity to share in the growth and value of the Company.

                                  ARTICLE II

                                  DEFINITIONS

     As used in this Plan, unless the context otherwise requires, the following capitalized terms are defined as follows:

     2.1 "Award" shall mean any award under this Plan of any Stock Option. Each separate grant of a Stock Option, and each group of Stock Options, which mature on a separate date is treated as a separate Award.

     2.2 "Board" or "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

     2.3 "Cause" means a determination by the Board of Directors that a Participant has: (a) engaged in any type of disloyalty to the Company, including without limitation fraud, embezzlement, theft, or dishonesty in the course of his or her employment or service, or has otherwise breached a duty owed to the Company, (b) been convicted of a misdemeanor involving moral turpitude or a felony, (c) pled nolo contendere to a felony, (d) disclosed trade secrets or confidential information of the Company to unauthorized parties, except as may be required by law, or (e) materially breached any material agreement with the Company, unless such agreement was materially breached first by the Company.

     2.4 "Change of Control" shall have the meaning set forth in Section 7.2 of this Plan.

     2.5 "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. Reference to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule, or regulation.

     2.6 "Committee" means the committee appointed by the Board in accordance with Section 3.1 of the Plan, if one is appointed, to administer this Plan. If no such committee has been appointed, the term Committee shall refer to the Board of Directors.

     2.7 "Common Stock" or "Shares" means the shares of common stock, $1.00 par value per share, of the Company.

     2.8 "Company" shall mean Northeast Bancorp or any successor thereto as provided in Section 11.8 hereto.

     2.9 "Date of Exercise" means the date on which the Company receives notice of the exercise of a Stock Option in accordance with the terms of Section 6.8 of this Plan.

     2.10 "Date of Grant" or "Award Date" shall be the date on which an Award is made by the Committee under this Plan. Such date shall be the date designated in a resolution adopted by the Committee pursuant to which the Award is made; provided, however, that such date shall not be earlier than the date of such resolution and action thereon by the Committee. In the absence of a date of grant or award being specifically set forth in the Committee's resolution, or a fixed method of computing such date, then the Date of Grant shall be the date of the Committee's resolution and action.

     2.11 "Director" means any person who is a member of the Board of Directors.

     2.12 "Employee" means any person who is an officer or full-time employee of the Company or any of its Subsidiaries and who receives from it regular compensation (other than pension, retirement allowance, retainer, or fee under contract). An Employee does not include independent contractors or temporary employees.

     2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     2.14 "Exercise Period" means the period during which a Stock Option may be exercised.

     2.15 "Exercise Price" means the price for Shares at which a Stock Option may be exercised.

     2.16 "Fair Market Value" of a share of Common Stock on a particular date shall be the closing price for a share of Common Stock as quoted on the American Stock Exchange ("AMEX"), or the National Association of Securities Dealers Automated Quotation System National Market ("Nasdaq-NMS"), or any other national securities exchange on which the Common Stock is listed (as reported by the Wall Street Journal or, if not reported thereby, any other authoritative source selected by the Committee), or if there is no trading on that date, on the next preceding date on which there were reported share prices. If the Common Stock is quoted on any other inter-dealer quotation system (but not quoted by Nasdaq-NMS or any national securities exchange), then the Fair Market Value per Common Stock on a particular date shall be the mean of the bid and asked prices for a share of Common Stock as reported in the Wall Street Journal or, if not reported thereby, any other authoritative source selected by the Committee. If the Common Stock is not quoted by the Nasdaq-NMS or any other inter-dealer quotation system, and are not listed on any national securities exchange, then the "Fair Market Value" of a share of Common Stock shall be determined by the Committee pursuant to any reasonable method adopted by it in good faith for such purpose. In the case of an Incentive Stock Option, if the foregoing method of determining the fair market value is inconsistent with Section 422 of the Code, "Fair Market Value" shall be determined by the Committee in a manner consistent with the Code and shall mean the value as so determined.

     2.17 "Incentive Stock Option" or "ISO" means any Stock Option awarded under this Plan intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

     2.18 "Non-Employee Director" shall have the meaning as set forth in, and interpreted under, Rule 16b-3(b)(3) promulgated by the SEC under the Exchange Act, or any successor definition adopted by the SEC.

     2.19 "Nonqualified Stock Option" means any Stock Option awarded under this Plan which is not an Incentive Stock Option.

     2.20 "Participant" means each Employee or Director to whom an Award has been granted under this Plan.

     2.21 "Payment Shares" shall have the meaning set forth in Section 6.8(b) of this Plan.

     2.22 "Person" shall mean an individual, partnership, corporation, limited liability company or partnership, trust, joint venture, unincorporated association, or other entity or association.

     2.23 "Plan" means this Northeast Bancorp 1999 Stock Option Plan as defined in Section 1.1 hereof.

     2.24 "SEC" means the Securities and Exchange Commission.

     2.25 "Securities Act" means the Securities Act of 1933, as amended from time to time.

     2.26 "Stock Option" means any Incentive Stock Option or Nonqualified Stock Option to purchase Common Stock that is awarded under this Plan.

     2.27 "Stock Option Agreement" means the written agreement between the Company and a Participant implementing the grant of, and evidencing and reflecting the terms of, an Award.

     2.28 "Subsidiary" or "Subsidiaries" means any corporation or corporations other than the Company organized under the laws of the United States or any other jurisdiction that the Board of Directors designates, in an unbroken chain of corporations beginning with the Company if each corporation other than the last corporation in the unbroken chain owns more than 50% of the total combined voting power of all classes of stock in one of the other corporation in such chain.

                                  ARTICLE III

                           ADMINISTRATION OF THE PLAN

     3.1 THE COMMITTEE. This Plan shall be administered by the Committee, subject to such terms and conditions as the Board may prescribe from time to time. Pursuant to applicable provisions of the Company's Articles of Incorporation, as amended, and Bylaws, the Committee, which shall be appointed by the Board, shall consist of no fewer than three (3) members of the Board. Members of the Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause), and appoint new members, fill vacancies however caused, and remove all members and thereafter directly administer the Plan. During such times as the Company's Common Stock is registered under the Exchange Act, all members of the Committee shall be Non-Employee Directors and "outside directors" as defined under Section 162(m)(4)(C)(i) of the Code.

     3.2 DUTIES AND POWERS OF THE COMMITTEE. Subject to the express provisions of this Plan, the Committee shall have all the power and authority to, and shall be authorized to take any and all actions required, necessary, or desirable to administer the Plan. In addition to any other powers, subject to the provisions of the Plan, the Committee shall have the following powers:

        (a) subject to Section 3.3 of this Plan, to select the Employees and Directors to whom Awards may from time to time be granted pursuant to this Plan;

        (b) to determine all questions as to eligibility;

        (c) to determine the number of shares of Common Stock to be covered by each Award granted under this Plan;

        (d) subject to the limitations set forth in Section 4.1 of this Plan, to determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options, or any combination thereof, are to be granted or awarded hereunder;

        (e) to determine the terms and conditions (to the extent not inconsistent with this Plan) of any Award granted hereunder, all provisions of each Stock Option Agreement, which provisions need not be identical (including, but not limited to, the Exercise Price, the Exercise Period, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award and the Common Stock relating thereto, based on such factors as the Committee shall determine, in its sole discretion);

        (f) to determine whether, and to what extent, and under what circumstances grants of Stock Options under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other cash awards made by the Company outside of this Plan;

        (g) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock, or any combination thereof under Section 6.8 of this Plan;

        (h) to determine whether, and to what extent, and under what circumstances shares of Common Stock under this Plan shall be deferred either automatically or at the election of the Participant;

        (i) to prescribe, amend, waive, or rescind rules or regulations relating to the Plan's administration;

        (j) to accelerate the vesting or Exercise Date of any Award, or to waive compliance by a holder of an Award of any obligation to be performed by such holder or the terms and conditions of an Award;

        (k) to construe and interpret the provisions of the Plan or any Stock Option Agreement;

        (l) to amend the terms of previously granted Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to the Participant;

        (m) require, whether or not provided for in the pertinent Stock Option Agreement, of any person exercising a Stock Option, or otherwise receiving an Award, at the time of such exercise or receipt, the making of any representations or agreements that the Board of Directors or Committee may deem necessary or advisable in order to comply with the securities laws of the United States or of any applicable jurisdiction;

        (n) to delegate to an appropriate officer of the Corporation the authority to select Employees for Awards and to recommend to the Committee the components of the Award to each, including vesting requirements, subject in each case to final approval by the Committee of the selection of the Employee and the Award;

        (o) to authorize any person to execute on behalf of the Company any instrument required to effectuate an Award or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Awards or agreements relating to the Awards or the exercise thereof; and

        (p) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

     3.3 AWARDS TO MEMBERS OF THE COMMITTEE. Each Award granted to a Director or members of the Committee shall be approved by the entire Board of Directors and shall be evidenced by minutes of a meeting or the written consent of the Board of Directors and a Stock Option Agreement.

     3.4 REQUIREMENTS RELATING TO SECTION 162(M) OF THE CODE. Any provision of this Plan notwithstanding: (a) transactions with respect to persons whose remuneration is subject to the provisions of Section 162(m) of the Code shall conform to the requirements of Section 162(m)(4)(C) of the Code unless the Committee determines otherwise; (b) the Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Section 162(m)(4)(C) of the Code as well as Awards that do not qualify; and (c) any provision of the Plan that would prevent the Committee from exercising the authority referred to in Section 3.4(b) of this Plan or that would prevent an Award that the Committee intends to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code from so qualifying shall be administered, interpreted, and construed to carry out the Committee's intention and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded.

     3.5 DECISIONS FINAL AND BINDING. All decisions, determinations, and actions taken by the Committee, and the interpretation and construction of any provision of the Plan or any Stock Option Agreement by the Committee shall be final, conclusive, and binding, unless otherwise determined by the Board.

     3.6 LIMITATION ON LIABILITY. Notwithstanding anything herein to the contrary, except as otherwise provided under applicable Maine law, no member of the Board of Directors or of the Committee shall be liable for any good faith determination, act, or failure to act in connection with the Plan or any Award hereunder.

                                   ARTICLE IV

                           SHARES SUBJECT TO THE PLAN

     4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of Shares that may be issued under this Plan shall not exceed 135,000 Shares, which Shares may be either authorized but unissued Shares or Shares issued and thereafter reacquired by the Company. Stock Options awarded under the Plan may be either Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee. Except as provided in Sections 4.2 and
4.3 of this Plan, Shares issued upon the exercise of an Award granted pursuant to the Plan shall not again be available for the grant of an Award hereunder.

     4.2 LAPSED AWARDS. If any Award granted under this Plan shall terminate, expire, lapse, or be cancelled for any reason without having been exercised in full, any unissued Shares which had been subject to the Stock Option Agreement relating thereto shall again become available for the grant of an Award under this Plan.

     4.3 DELIVERY OF SHARES AS PAYMENT. In the event a Participant pays the Exercise Price for Shares pursuant to the exercise of an Stock Option with previously acquired Shares, the number of Shares available for future Awards under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Stock Option. Notwithstanding anything to the contrary herein, no fractional Shares will be delivered under the Plan.

     4.4 CAPITAL ADJUSTMENTS.

        (a) If by reason of a merger, consolidation, reorganization, recapitalization, combination of Shares, stock split, reverse stock split, stock dividend, separation (including a spin-off or split-off), or other such similar event, the number of outstanding Shares of the Company are increased, decreased, changed into, or been exchanged for a different number or kind of shares, or if additional shares or new and different shares are issued in respect of such Shares, the Committee in its sole discretion may adjust proportionately (i) the aggregate maximum number of Shares available for issuance under the Plan, (ii) the number and class of Shares covered by outstanding Awards denominated in Shares or units of Shares, (iii) the Exercise Price and grant prices related to outstanding Awards, and (iv) the appropriate Fair Market Value and other price determinations for such Awards.

        (b) In the event of any other change in corporate structure affecting the Common Stock or any distribution (other than normal cash dividends) to holders of shares of Common Stock, such adjustments in the number and kind of shares and the exercise, grant, or conversion prices of the affected Awards as may be deemed equitable by the Committee shall be made to give proper effect to such event.

        (c) In the event of a corporate merger, consolidation, or acquisition of property or stock, separation (including spin-offs and split-offs), reorganization or liquidation, the Committee shall be authorized to cause the Company to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of new Stock Options for previously issued stock options or an assumption of previously issued stock options. In such event, the aggregate maximum number of Shares available for issuance under Section 4.1 of the Plan will be increased to reflect such substitution or assumption.

        (d) If any adjustment made pursuant to this Article IV would result in the possible issuance of fractional Shares under any then-outstanding Award, the Committee may adjust the outstanding Awards so as to eliminate fractional Shares.

        (e) Any adjustment to be made with respect to Incentive Stock Options shall comply with Sections 422 and 424 of the Code.

                                   ARTICLE V

                                  ELIGIBILITY

     Awards may be made to any Employee or Director, except that (a) only Employees (including employees who also serve as Director) may receive Incentive Stock Options, and (b) the grant of Awards to Directors must comply with Section
3.3. A Participant who has been granted an Award may be granted additional
Awards.

                                   ARTICLE VI

                                 STOCK OPTIONS

     6.1 STOCK OPTIONS. Each Stock Option granted under this Plan shall be either an Incentive Stock Option or a Nonqualified Stock Option.

     6.2 GRANT OF STOCK OPTIONS. Subject to the terms and provisions of this Plan, the Committee shall have the authority to grant to any Participant one or more Incentive Stock Options, Nonqualified Stock Options, or both kinds of Stock Options. Subject to Section 4.1 and Article V, the Committee has complete and sole discretion in determining the number of Shares subject to Stock Options to be granted to a Participant; provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which a Participant may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified under Section 422 of the Code and the rules and regulations promulgated thereunder. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time and manner of its exercise or otherwise), such Stock Options or portion thereof which does not qualify shall constitute a Nonqualified Stock Option. To the extent that a Stock Option is to be treated in part as an Incentive Stock Option and in part as a Nonqualified Stock Option, the Company may designate the Shares that are to be treated as Shares acquired pursuant to an Incentive Stock Option by issuing a separate certificate as Incentive Stock Option Shares in the stock transfer records of the Company. Stock Options granted at different times need not contain similar provisions.

     6.3 INCENTIVE STOCK OPTIONS. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under this Plan be so exercised, so as to disqualify the Plan under
Section 422 of the Code, or, without the consents of the Participants affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

     6.4 STOCK OPTION AGREEMENT. Each Stock Option granted under this Plan shall be evidenced by a Stock Option Agreement between the Company and the Participant in accordance with Section 6.2 that specifies the Exercise Price, the Exercise Period, the number of Shares to which the Stock Option pertains, method of exercise and the form of consideration payable therefor, any vesting requirements, any conditions imposed upon the exercise of the Stock Options in the event of retirement, death, disability, or other termination of service, and such other provisions and conditions, not inconsistent with this Plan, as the Committee may determine. Each Stock Option Agreement relating to a grant of Stock Options shall clearly specify whether the Stock Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Nonqualified Stock Option not intended to be within the provisions of Section 422 of the Code.

     6.5 EXERCISE PRICE. The Exercise Price per Share purchasable under any Stock Option granted under this Plan shall be determined by the Committee at the Date of Grant, subject to the following limitations:

        (a) In the case of a Stock Option intended to be an Incentive Stock Option, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant or, in the case of any optionee who, at the time such Incentive Stock Option is granted, owns Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent corporation or Subsidiaries, not less than 110% of the of the Fair Market Value of the Common Stock on the Date of Grant.

        (b) In the case of a Stock Option intended to be a Nonqualified Stock Option, the Exercise Price shall not be less than 85% of the Fair Market Value of the Common Stock on the Date of Grant.

        (c) In no event shall the Exercise Price of any Stock Option be less than the par value of the Common Stock.

     6.6 EXERCISE PERIOD. The Exercise Period of each Stock Option granted shall be fixed by the Committee and shall be specified in the Stock Option Agreement; provided, however, that no Incentive Stock Option shall be exercisable later than ten years after the Award Date, and no Incentive Stock Option which is granted to any optionee who, at the time such Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent corporation or Subsidiaries, shall be exercisable after the expiration of five years from the Award Date.

     6.7 EXERCISE OF STOCK OPTIONS. Stock Options granted under the Plan shall be exercisable at such time or times and be subject to such terms and conditions as shall be set forth in the Stock Option Agreement (as may determined by the Committee at the time of such grant), which need not be the same for all Participants. Such terms and conditions may include performance criteria with respect to the Company or the Participant, and as shall be permissible under the other terms of the Plan. No Stock Option, however, shall be exercisable until the expiration of the vesting period, if any, set forth in the Stock Option Agreement. To the extent that no vesting conditions are stated in the Stock Option Agreement, the Stock Options represented thereby shall be fully vested at the Date of Grant.

     6.8 METHOD OF EXERCISE.

        (a) Subject to the provisions of the Stock Option Agreement, Stock Options may be exercised in whole at any time, or in part from time to time with respect to whole Shares only, during the Exercise Period by the delivery to the Company of a written notice of intent to exercise the Stock Option, in such form as the Committee may prescribe, setting forth the number of Shares with respect to which the Stock Option is to be exercised; provided, however, that the minimum exercise amount permitted at any time shall be one hundred (100) Shares. The Exercise Price, which shall accompany the written notice of exercise, shall be payable to the Company in full (along with the taxes described in the last sentence of this Section 6.8(a)) by the Participant who, if so provided in the Stock Option Agreement, may: (i) deliver cash or a check (acceptable to the Committee in accordance with guidelines established for this purpose) in satisfaction of all or any part of the Exercise Price; (ii) deliver, or cause to be withheld from the Stock Option, Shares valued at Fair Market Value on the Date of Exercise in satisfaction of all or any part of the Exercise Price, (iii) deliver any combination of cash and Shares, or (iv) deliver any other consideration and method of payment permitted under any laws to which the Company is subject, in each such case as the Committee may determine.

        (b) If the Exercise Price is to be paid by the surrender of previously acquired and owned Common Stock, the Participant will make representations and warranties satisfactory to the Company regarding his title to the Common Stock used to effect the purchase (the "Payment Shares"), including, without limitation, representations and warranties that the Participant has good and marketable title to such Payment Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Payment Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. If such Payment Shares were acquired upon previous exercise of Incentive Stock Options granted within two years prior to the exercise of the Stock Option or acquired by the Participant within one year prior to the exercise of the Stock Option, such Participant shall be required, as a condition to using the Payment Shares in payment of the Exercise Price of the Stock Option, to acknowledge the tax consequences of doing so, in that such previously exercised Incentive Stock Options may have, by such action, lost their status as Incentive Stock Options, and the Participant may recognize ordinary income for tax purposes as a result.

     6.9 TRANSFER RESTRICTIONS. Neither the Stock Options granted under the Plan nor any rights or interest in such Stock Options may be sold, pledged, hypothecated, assigned, or otherwise disposed of or transferred by such Participant, other than by will or by the laws of descent and distribution. Except as permitted by the

Committee, during the lifetime of Participant to whom a Stock Option is granted, the Stock Options shall be exercisable only by him or her or, in the event of the Participant's permanent and total disability as determined by the Committee in accordance with applicable Company policies, by his or her legal representative.

     6.10 TERMINATION OF STOCK OPTIONS.

        (a) TERMINATION BY DEATH. Unless the Committee provides otherwise in the Stock Option Agreement, if a Participant's employment or service with the Company or its Subsidiaries terminates by reason of death, then for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the end of the Exercise Period of such Stock Option, whichever period is shorter, the Award may be exercised by the legal representative of the estate or by a person who acquires the right to exercise such Stock Option by bequest or inheritance, subject to the limitations of
Section 6.11 with respect to Incentive Stock Options, to the extent that such Participant was entitled to exercise the Award at the date of such death.

        (b) TERMINATION BY DISABILITY. Unless the Committee provides otherwise in the Stock Option Agreement, if a Participant's employment or service with the Company or its Subsidiaries terminates by reason of permanent and total disability, as determined by the Committee in accordance with applicable Company personnel policies, then for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or service, or until the end of the Exercise Period of such Stock Option, whichever is shorter, the Award may be exercised by the Participant, or his or her legal representative, subject to the limitations of Section 6.11 with respect to Incentive Stock Options, to the extent that such Participant was entitled to exercise the Award at the date of such termination; provided, however, that, if the Participant dies within such one year period (or such other period as the Committee may specify at grant), then for a period of one year from the date of death or until the end of the Exercise Period of such Stock Option, whichever period is shorter, any unexercised Stock Options held by such Participant shall thereafter be exercisable to the extent to which they were exercisable at the time of such termination due to disability. In the event of termination of employment by reason of permanent and total disability, as determined by the Committee in accordance with applicable Company personnel policies, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code (currently one year from such termination), such Stock Option will thereafter be treated as a Nonqualified Stock Option.

        (c) TERMINATION BY RETIREMENT. Unless the Committee provides otherwise in the Stock Option Agreement, if a Participant's employment or service with the Company or its Subsidiaries terminates by reason of normal or late retirement under any retirement plan of the Company or its Subsidiaries or, with the consent of Committee, then for a period of three months (or such other period as the Committee may specify at grant) from the date of such termination of employment or service, or until the end of the Exercise Period of such Stock Option, whichever is shorter, the Award may be exercised by the Participant, or his or her legal representative, subject to the limitations of Section 6.11 with respect to Incentive Stock Options, to the extent that such Participant was entitled to exercise the Award at the date of such termination; provided, however, that, if the Participant dies within such three month period, then for a period of one year from the date of death or until the end of the Exercise Period of such Stock Option, whichever period is shorter, any unexercised Stock Options held by such Participant shall thereafter be exercisable to the extent to which they were exercisable at the time of such retirement. In the event of termination of employment by reason of retirement pursuant to any retirement plan of the Company or its Subsidiaries or with the consent of the Committee, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code (currently three months from such termination), such Stock Option will thereafter be treated as a Nonqualified Stock Option.

        (d) OTHER TERMINATION OF EMPLOYEE. Unless otherwise determined by the Committee at or after grant and except as provided in Section 7.1 hereof, if a Participant's employment by the Company terminates for any reason other than death, disability, or retirement covered by Sections 6.10 (a), (b), or (c) of this Plan: (i) any Stock Options that were not exercisable at the date of such termination (which date shall be determined by the Committee in its sole discretion) will expire automatically, and (ii) any Stock Options exercisable on the date of termination will remain exercisable only for the lesser of three months or the balance of such Exercise Period of such Stock Option; provided, however, that the Participant was not involuntarily terminated by the Company for Cause. If the Participant dies within such three month period (or such other period as the Committee may specify at grant), then for a period of one year from the date of death or until the end of the Exercise Period of such Stock Option, whichever period is shorter, any unexercised Stock Options held by such Participant shall thereafter be exercisable to the extent to which they were exercisable at the time of such termination. Notwithstanding any other provision of this Plan except for Section 7.1 hereof, upon termination of a Participant's employment with the Company or any of its Subsidiaries for Cause, all of the Participant's unexercised Stock Options will terminate immediately upon the date of such termination (which date shall be determined by the Committee in its sole discretion) and the Participant shall forfeit all Shares for which the Company has not yet delivered share certificates to the Participant. In such event, the Company shall refund to the Participant the Exercise Price paid to it, if any, in the same form as it was paid (or in cash at the Company's discretion). The Company may withhold delivery of share certificates pending resolution of any inquiry that could lead to a finding that a termination of a Participant's employment was for Cause.

        (e) Except as covered by Sections 6.10(a), (b), or (c) of this Plan, if a Participant serving as a Non-Employee Director terminates his or her service by resigning from the Board of Directors or by failing to run for election to an additional term as a Director after being offered nomination for an additional term by a nominating or similar committee of the Board of Directors (or in lieu of such committee, by the entire Board of Directors), then (i) any Stock Options that were not exercisable at the date of such termination of service will expire automatically, and (ii) any exercisable Stock Options as of such date held by the Participant may thereafter be exercised by the Participant for a period of three months from the date of such resignation or, in the case of a failure to run for election to an additional term, from (A) the date of such stockholder meeting at which such election of Directors takes place, or (B) until the end of the Exercise Period, whichever is shorter (or such other period as the Committee may specify at grant). If a Participant serving as a Non-Employee Director does not resign and is not offered nomination for an additional term, all Stock Options held by such Participant shall immediately vest on the date that the Participant's service as a Director of the Company terminates and such Stock Options shall be exercisable until the end of the Exercise Period for such Stock Options. Notwithstanding any other provision of this Plan, upon removal of a Director by shareholders of the Company for cause under applicable state law, all of the Participant's unexercised Stock Options will terminate immediately upon the date of such termination (which date shall be determined by the Committee in its sole discretion) and the Participant shall forfeit all Shares for which the Company has not yet delivered share certificates to the Participant. In such event, the Company shall refund to the Participant the Exercise Price paid to it, if any, in the same form as it was paid (or in cash at the Company's discretion).

     6.11 INCENTIVE STOCK OPTION LIMITATIONS.

        (a) To the extent that the aggregate Fair Market Value (determined as of the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 425 of the Code) exceeds $100,000, such Stock Options shall be treated as Stock Options which are not Incentive Stock Options.

        (b) To the extent (if any) permitted under Section 422 of the Code, or the applicable rules and regulations promulgated thereunder or any applicable Internal Revenue Service pronouncement, if (i) a Participant's employment with the Company or any Subsidiary is terminated by reason of death, disability, or retirement covered by Section 6.10(a), (b), or (c) of this Plan, and (ii) the portion of the Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Sections 6.10(a), (b), or (c), applied without regard to the $100,000 limitation currently contained in Section 422(d) of the Code, is greater than the portion of the Stock Option that is immediately exercisable as an "incentive stock option" during such post-termination period under Section 422 of the Code, such excess shall be treated as a Nonqualified Stock Option.

        (c) In the event that the application of any of the provisions of
Section 6.11 (a) or (b) of this Plan not be necessary in order for Stock Options to qualify as Incentive Stock Options, or should additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

     6.12 BUY-OUT AND SETTLEMENT PROVISIONS. The Committee may at any time offer to buy-out a Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

     6.13 NO RIGHTS AS STOCKHOLDER. No Participant or transferee of a Stock Option shall have any rights as a stockholder of the Company with respect to any Shares subject to a Stock Option (including without limitation, rights to receive dividends, vote, or receive notice of meetings) prior to the purchase of such Shares by the exercise of such Stock Option as provided in this Plan. A Stock Option shall be deemed to be exercised and the Common Stock thereunder purchased when written notice of exercise has been delivered to the Company in accordance with Section 6.8 of the Plan and the full Exercise Price for the Shares with respect to which the Stock Options is exercised has been received by the Company, accompanied with any agreements required by the terms of the Plan and the applicable Stock Option Agreement; provided, however, that if the Participant has been terminated for Cause, only those shares of Common Stock for which a certificate has been delivered to the Participant by the Company will be deemed to be purchased by such Participant. Full payment may consist of such consideration and method of payment allowable under this Article VI of the Plan. No adjustment will be made for a cash dividend or other rights for which the record date precedes the Date of Exercise, except as provided in Section 4.4 of the Plan.

     6.14 SALE OF COMMON STOCK UPON EXERCISE OF STOCK OPTION. Unless the Committee provides otherwise in the Stock Option Agreement, Common Stock acquired pursuant to the exercise of Stock Option shall not be subject to any restrictions on transferability under this Plan, except as provided in Section
11.1 of this Plan. With respect to Common Stock acquired pursuant to the exercise of an Incentive Stock Option, a transfer or other disposition of such Common Stock by a Participant (other than by will or the laws of descent and distribution) may not qualify for favorable tax treatment under Section 421(a) of the Code if such transfer or other disposition shall occur before the expiration of the later of (i) the two year period commencing on the Date of Grant of the ISO, or (ii) the one year period commencing on the Date of Exercise of the ISO.

                                  ARTICLE VII

                               CHANGE OF CONTROL

     7.1 ACCELERATION OF OPTIONS; LAPSE OF RESTRICTIONS.

        (a) In the event of a Change of Control of the Company, (i) each Stock Option then outstanding under the Plan shall be fully exercisable, regardless of any unsatisfied vesting requirements established under the terms of the pertinent Stock Option Agreements, and remain so for the duration of the Stock Option as specified in the Stock Option Agreement, and (ii) all conditions or restrictions related to an Award shall be accelerated or released; all in a manner, in the case of persons subject to Section 16(b) of the Exchange Act, as to conform with the provisions of Rule 16b-3 thereunder.

        (b) Awards that remain outstanding after a Change of Control shall not be terminated as a result of a termination of service covered by Section 6.10, and shall continue to be exercisable until the end of the Exercise Period in accordance with their original terms, except in the case of a Participant's death in which case termination shall occur within one year from the date of death.

        (c) Notwithstanding the foregoing, if any right granted pursuant to this
Section 7.1 would make a Change of Control transaction ineligible for pooling of interests accounting treatment under applicable accounting principles that, but for this Section 7.1, would have been available for such accounting treatment, then the Committee shall have the authority to substitute stock for cash which would otherwise be payable pursuant to this Section 7.1 having a Fair Market Value equal to such cash.

     7.2 DEFINITION OF CHANGE OF CONTROL. For purposes of this Plan, a "Change of Control" is deemed to have occurred if:

        (a) any individual, entity, or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act), is or becomes, directly or indirectly, the "beneficial owner" (as defined by Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of Directors ("Voting Securities"); provided, however, that any acquisition by the following will not constitute a Change of Control:

             (i)   the Company or any of its Subsidiaries,

             (ii) any employee benefit plan (or related trust) of the Company or its Subsidiaries, or

             (iii) any corporation with respect to which, following such acquisition, more than 50% of the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned by the Persons who were the beneficial owners of the Voting Securities immediately prior to such acquisition in substantially the same proportion as their ownership immediately prior to such acquisition of the Voting Securities; or

        (b)(i) a tender offer or an exchange offer is made to acquire securities of the Company whereby following such offer the offerees will hold, control, or otherwise have the direct or indirect power to exercise voting control over 50% or more of the Voting Securities, or (ii) Voting Securities are first purchased pursuant to any other tender or exchange offer.

        (c) as a result of a tender offer or exchange offer for the purchase of securities of the Company (other than such an offer by the Company for its own securities), or as a result of a proxy contest, merger, consolidation, or sale of assets, or as a result of a combination of the foregoing, during any period of two consecutive years, individuals who, at the beginning of such period constitute the Board, plus any new Directors of the Company whose election or nomination for election by the Company's stockholders was or is approved by a vote of at least two-thirds of the Directors of the Company then still in office who either were Directors of the Company at the beginning of such two year period or whose election or nomination for election was previously so approved (but excluding for this purpose, any individual whose initial assumption of office was or is in connection with the actual or threatened election contest relating to the election of Directors of the Company (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act)), cease for any reason during such two year period to constitute at least two-thirds of the members of the Board; or

        (d) the stockholders of the Company approve a reorganization, merger, consolidation, or other combination, with or into any other corporation or entity regardless of which entity is the survivor, other than a reorganization, merger, consolidation, or other combination, which would result in the Voting Securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into Voting Securities of the surviving entity) at least 60% of the combined voting power of the Voting Securities or of the voting securities of the surviving entity outstanding immediately after such reorganization, merger, consolidation; or other combination; or

        (e) the stockholders of the Company approve a plan of liquidation or winding-up of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, or any distribution to security holders of assets of the Company having a value equal to 30% or more of the total value of all assets of the Company.

     7.3 OCCURRENCE OF A CHANGE OF CONTROL. A Change of Control will be deemed to have occurred:

        (a) with respect to any acquisition referred to in Section 7.2(a) above, the date on which the acquisition of such percentage shall have been completed;

        (b) with respect to a tender or exchange offer, the date the offer referred to in Section 7.2(b)(i) above is made public or when documents are filed with the SEC in connection therewith pursuant to Section 14(d) of the Exchange Act, or the date of the purchase referenced in Section 7.2(b)(ii);

        (c) with respect to a change in the composition of the Board of Directors referred to in Section 7.2(c), the date on which such change is adopted or is otherwise effective, whichever first occurs; or

        (d) with respect to any stockholder approval referred to in Section 7.2(d) or (e), the date of any approval.

     7.4 APPLICATION OF THIS ARTICLE VII. The provisions of this Article VII shall apply to successive events that may occur from time to time but shall only apply to a particular event if it occurs prior to the expiration of this Plan and each Award issued pursuant to this Plan.

                                  ARTICLE VIII

                AMENDMENT, MODIFICATION, OR TERMINATION OF PLAN

     Insofar as permitted by applicable law, the Board, by resolution, shall have the power at any time, and from time to time, to amend, modify, suspend, terminate or discontinue the Plan or any part thereof. The Board is specifically authorized to amend the Plan and take such other action as it deems necessary or appropriate to comply with Section 162(m) of the Code and the rules and regulations promulgated thereunder. Such amendment or modification may be without stockholder approval except to the extent that such approval is required by the Code, or pursuant to the rules and regulations under the Section 16 of the Exchange Act, by any national securities exchange or inter-dealer quotation system on which the Shares are then listed, quoted, or reported, by any regulatory authority or board having jurisdiction with respect thereto, or under any applicable laws, rules, or regulations. Notwithstanding the provisions of this Article VIII, no termination, amendment, or modification of the Plan, other than those pursuant to Article IV hereof, shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant so affected.

                                   ARTICLE IX

        MODIFICATION, EXTENSION, AND RENEWAL OF STOCK OPTIONS AND AWARDS

     Subject to the terms and conditions, and within the limitations, of the Plan, the Committee may modify, extend, or renew outstanding Stock Options, prospectively or retroactively, or accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) granted under the Plan or any other plan of the Company or a Subsidiary, and authorize the granting of new Stock Options pursuant to the Plan in substitution therefor (to the extent not theretofore exercised), and the substituted Stock Options may specify a lower exercise price or a longer term than the surrendered Stock Options or have any other provisions that are authorized by the Plan. Notwithstanding the foregoing provisions of this Article IX, (a) no amendment or modification of an Award which adversely affects the Participant shall not be made without the consent of the affected Participant, and (b) no Incentive Stock Option may be modified, amended, extended, or reissued if such action would cause it to cease to be an "Incentive Stock Option" within the meaning of Section 422 of the Code, unless the Participant specifically acknowledges and consents to the tax consequences of such action.

                                   ARTICLE X

                        INDEMNIFICATION OF THE COMMITTEE

     In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall not be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with their administration of and responsibilities with respect to the Plan, and the Company hereby agrees to indemnify the members of the Committee against any claim, loss, damage, or reasonable expense, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

                                   ARTICLE XI

                               GENERAL PROVISIONS

     11.1 CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Stock Option unless the exercise of such Stock Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or inter-dealer quotation system upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may require each person purchasing or otherwise acquiring Shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing to the effect that the Participant: (a) is acquiring the Shares for his or her own personal account, for investment purposes only, and not with an intent or a view to distribution within the meaning of Section 2(11) of the Securities Act (unless such shares have been issued to the Participant pursuant to a registration statement declared effective by the SEC), and (b) will not sell, assign, pledge, hypothecate, or otherwise dispose of or transfer the Shares to be issued upon exercise of such Option except as permitted by this Plan and except in compliance with the Securities Act and the securities laws of all other applicable jurisdictions, as supported by an opinion of counsel if so requested by the Committee. As a further condition to the issuance of such Shares, the Participant shall provide any other representation, warranty, or covenant as the Committee or its counsel deems necessary under the Securities Act and the securities laws of all other applicable jurisdiction. In addition to any legend required by this Plan, the certificates for the Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     11.2 RESERVATION OF SHARES. The Company shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The Company shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     11.3 LIMITATION ON LEGAL RIGHTS. The establishment of the Plan shall not confer upon any Employee or Director any legal or equitable right against the Company, except as expressly provided in the Plan.

     11.4 NOT A CONTRACT OF EMPLOYMENT. This Plan is purely voluntary on the part of the Company, and the continuation of the Plan shall not be deemed to constitute a contract between the Company and any Participant, or to be consideration for or a condition of the employment or service of any Participant. Participation in the Plan shall not give any Employee or Director any right to be retained in the service of the Company or any of its Subsidiaries, nor shall anything in this Plan affect the right of the Company or any of its Subsidiaries to terminate any such Employee with or without cause.

     11.5 OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other Stock Option or incentive or other compensation plans in effect for the Company or any of its Subsidiaries, nor shall the Plan preclude the Company or any Subsidiary from establishing any other forms of incentive or other compensation plan or arrangements for Employees or Director of the Company or any of its Subsidiaries.

     11.6 ASSUMPTION BY THE COMPANY. The Company or its Subsidiaries may assume options, warrants, or rights to purchase shares issued or granted by other companies whose shares or assets shall be acquired by the Company or its Subsidiaries or which shall be merged into or consolidated with the Company or its Subsidiaries. The adoption of this Plan shall not be taken to impose any limitations on the powers of the Company or its Subsidiaries or affiliates to issue, grant, or assume options, warrants, rights, or restricted shares, otherwise than under this Plan, or to adopt other Stock Option or restricted share plans or to impose any requirements of shareholder approval upon the same.

     11.7 CREDITORS. The interests of any Participant under this Plan is not subject to the claims of creditors and may not, in any way, be assigned, alienated, or encumbered.

     11.8 PLAN BINDING ON SUCCESSORS. All obligations of the Company under this Plan and any Awards granted hereunder shall be binding upon any successor and assign of the Company, whether the existence of such successor or assign is a result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

     11.9 UNFUNDED STATUS OF PLAN. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company.

     11.10 WITHHOLDING.

        (a) Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment under or as a result of this Plan.

        (b) Share Withholding. To the extent the Code requires withholding upon the exercise of Nonqualified Stock Options, or upon the occurrence of any other similar taxable event, the Committee may permit or require, subject to any rules it deems appropriate, the withholding requirement to be satisfied, in whole or in part, with or without the consent of the participant, by having the Company withhold Shares having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined.

     11.11 SINGULAR, PLURAL; GENDER. Whenever used in this Plan, nouns in the singular shall include the plural, and vice versa, and the masculine pronoun shall include the feminine gender.

     11.12 HEADINGS. Headings to the Sections and subsections are included for convenience and reference and do not constitute part of the Plan.

     11.13 COSTS. The Company shall bear all expenses incurred in administrating this Plan, including original issue, transfer, and documentary stamp taxes, and other expenses of issuing the Shares pursuant to Awards granted hereunder.

     11.14 GOVERNING LAW. This Plan and the actions taken in connection herewith shall be governed, construed, and administered in accordance with the laws of the State of Maine (regardless of the law that might otherwise govern under applicable Maine principles of conflicts of laws).

                                  ARTICLE XII

                           EFFECTIVENESS OF THE PLAN

     This Plan shall become effective on the date that it is adopted by both the Board of Directors; provided, however, that it shall become limited to a Nonqualified Stock Option Plan if it is not approved by the stockholders of the Company within one year (365 days) of its adoption by the Board of Directors, by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the

Company's outstanding voting shares is present, either in person or by proxy. The Committee may make awards hereunder prior to stockholder approval of the Plan; provided, however, that any and all Stock Options awarded shall automatically be converted into Nonqualified Stock Options if the Plan is not approved by such stockholders within 365 days of its adoption by the Board of Directors.

                                  ARTICLE XIII

                                TERM OF THE PLAN

     Unless sooner terminated by the Board pursuant to Article VIII hereof, this Plan shall terminate ten (10) years from its effective date and no Awards may be granted after termination, but Awards granted prior to such termination may extend beyond that date. The Board of Directors may terminate this Plan at any time. The termination shall not affect the validity of any Stock Option outstanding on the date of termination.

Date Approved by Board of Directors: September 17, 1999

  /s/ SUZANNE M. CARNEY
-----------------------------
Secretary Certification

Date Approved by the Stockholders:                , 1999

-----------------------------
Secretary Certification

                                                                       EXHIBIT A

Option No.: 1999- __________________________________   Grant: ______________________________________________
Optionee: __________________________________________   Exercise Price: _____________________________________
Date of Grant: _____________________________________

                               NORTHEAST BANCORP
                             1999 STOCK OPTION PLAN

                      NONQUALIFIED STOCK OPTION AGREEMENT

     NONQUALIFIED STOCK OPTION AGREEMENT (this "Agreement"), made on the   day
of                , 19  , by and between NORTHEAST BANCORP, a Maine corporation
(the "Company") and                (the "Optionee").

     1. GRANT OF OPTION. Subject to terms and conditions of this Agreement and those set forth in the Northeast Bancorp 1999 Stock Option Plan (the "Plan"), the Company, with the approval and at the direction of its Board of Directors, hereby grants to Optionee an option (the "Option") to purchase from the Company
a total of                (               ) shares of common stock, $0.01 par
value per share ("Common Stock" or "Shares"), of the Company, at the Exercise Price set forth in this Agreement. The Shares that may be purchased upon the exercise of the Option are sometimes referred to in this Agreement as the "Option Shares". Capitalized terms not otherwise defined in this Agreement shall have the meaning ascribed to them in the Plan.

     2. EXERCISE PRICE. The Exercise Price of the Option is $           per
Option Share.

     3. TERMS OF THE OPTION.

          (a) Type of Option. The Option is intended to be a nonstatutory option and is NOT an incentive share option within the meaning of Section 422 of the Internal Revenue Code.

          (b) Exercise Period. Subject to Section 3(c) of this Agreement, during the period commencing on the Date of Grant and terminating [TEN (10) YEARS AND ONE DAY] after the Date of Grant (the "Exercise Period"), the Option may be exercised with respect to all or a portion of the Option Shares (in full Shares) to the extent that the Option has not previously been exercised, subject to the following vesting schedule ("Vesting Schedule") [NOTE: SAMPLE FIVE YEAR VESTING PERIOD VESTING AT 25% PER YEAR]:

             (i) no part of the Option may be exercised during the first year following the Date of Grant;

             (ii) during the second year following the Date of Grant, the Option may be exercised up to a cumulative maximum of 25% of the Option Shares;

             (iii) during the third year following the Date of Grant, the Option may be exercised up to a cumulative maximum of 50% of the Option Shares;

             (iv) during the fourth year following the Date of Grant, the Option may be exercised up to a cumulative maximum of 75% of the Option Shares; and

             (v) thereafter the Option may be exercised in full.

          (c) Termination of Employment; Change of Control. Notwithstanding the provisions of Section 3(b) of this Agreement:

             (i) Termination Of Employment or Service By Reason Of Death. If the Optionee's employment or service with the Company or its Subsidiaries terminates due to the death of the Optionee, then for a period of [ONE YEAR] from the date of such death or until the end of the Exercise Period, whichever period is shorter, the Option may be exercised to the extent that the Optionee was entitled to exercise same under the Vesting Schedule at the time of death.

             (ii) Termination Of Employment or Service By Reason Of
        Disability. If the Optionee's employment or service with the Company or its Subsidiaries terminates by reason of a permanent and total disability of the Optionee, as determined by the Committee under the Plan, then for a period of [ONE YEAR] from the date of such termination of employment, or service, or until the end of the Exercise Period, whichever is shorter, the Option may be exercised to the extent that the Optionee was entitled to exercise same under the Vesting Schedule at the time of such termination; provided, however, that if the Optionee should die during such [ONE YEAR] period, the unexercised portion of the Option shall therefor be exercisable, but only to the extent that the Optionee was entitled to exercise same under the Vesting Schedule at the time of termination referenced in this Section 3(c)(ii), for a period of [ONE YEAR] from the date of death or until the end of the Exercise Period, whichever is shorter.

             (iii) Termination Of Employment or Service By Reason Of
        Retirement. If the Optionee's employment or service with the Company or its Subsidiaries terminates by reason of normal or late retirement of the Optionee under any retirement plan of the Company or its Subsidiaries, then for a period of [THREE MONTHS] from the date of such termination of employment, or service, or until the end of the Exercise Period, whichever is shorter, the Option may be exercised to the extent that the Optionee was entitled to exercise same under the Vesting Schedule at the time of such termination; provided, however, that if the Optionee should die during such [THREE MONTH] period, the unexercised portion of the Option shall thereafter be exercisable, but only to the extent that the Optionee was entitled to exercise same under the Vesting Schedule at the time of termination referenced in this Section 3(c)(iii), for a period of [ONE YEAR] from the date of such death or until the end of the Exercise Period, whichever is shorter.

             (iv) Other Termination Of Employment. Except as otherwise provided in Section 3(c)(vii) of this Agreement, if the Optionee's employment with the Company or its Subsidiaries terminates for any reason other than death, disability, or retirement covered by Sections 3(c)(i), (ii), or (iii) of this Agreement, then, for a period of [THREE MONTHS] from the date of such termination of employment or until the end of the Exercise Period, whichever is shorter, the Option may be exercised to the extent that the Optionee was entitled to exercise same under the Vesting Schedule at the time of such termination; provided, however, that the Optionee was not involuntarily terminated by the Company for Cause. If the Optionee should die during such [THREE MONTH] period, then for a period of [ONE YEAR] from the date of death or until the end of the Exercise Period, whichever is shorter, the Option may be exercised to the extent that the Optionee was entitled to exercise same under the Vesting Schedule at the time of termination referenced in this Section 3(c)(iv). Following the Optionee's termination of employment covered by this Section 3(c)(iv), no additional vesting of the Option shall occur under the Vesting Schedule.

             (v) Termination Of Employment For Cause. Notwithstanding any other provision of this Agreement and except as provided in Section 3(c)(vii), if the Optionee's employment with the Company or its Subsidiaries is involuntarily terminated by the Company or any Subsidiary for Cause, the Option shall terminate immediately and shall be null and void as of the time of such termination of employment. As of the time of termination of employment for Cause, the Option will no longer be exercisable and no Option Shares may be purchased thereunder by the Optionee, and the provisions of Section 6.10 of the Plan shall control the procedures governing any exercise of the Option prior to such termination for which no Option Shares have yet been delivered to the Optionee.

             (vi) Non-Employee Director Resignation or Termination of
        Service. Except as otherwise covered by Sections 3(c)(i), (ii) or (iii) of this Agreement, if a Non-Employee Director Optionee service as a Director of the Company terminates by his or her resignation from the Board of Directors or by failing to run for election to an additional term as Director after being offered nomination for such additional term by a nominating or similar committee of the Board of Directors (or in lieu of such committee the entire Board of Directors), then, for a period of [THREE MONTHS] from the date of such resignation or, in the case of a failure to run for election to an additional term, from the date of the stockholder meeting at which such election of Directors takes place (such resignation or stockholder meeting date referenced to herein as "Director Termination Date"), or in either case, until the end of the Exercise Period, whichever is shorter, the Option may be exercised to the extent the Optionee was entitled to exercise same under the Vesting Schedule as of the Director Termination Date. Except as otherwise covered by Sections 3(c)(i), (ii), or (iii) of this Agreement, in the event that a Non-Employee Director Optionee does not resign as Director of the Company and is removed from office or is not offered nomination for an additional term, then Option may be exercised in full, without regard to the Vesting Schedule, from the date that the Optionee's service as a Director of the Company terminates until the end of the Exercise Period.

             (vii) Change of Control. In the event of a Change of Control, subject to the provisions of the Plan, the Option may be exercised in full, without regard to the Vesting Schedule, following such a Change of Control until the end of the Exercise Period. In the event of a termination of employment of the Optionee following a Change of Control, the Option shall not be terminated as a result of a termination of employment covered by Sections 3(c)(i) through 3(c)(v) of this Agreement and the Option shall continue to be exercisable in accordance with the original terms of this Agreement, except in the case of the Optionee's death, in which case the Option shall be exercisable only for a period of [ONE YEAR] from the date of death or the end of the Exercise Period, whichever is shorter.

     4. METHOD OF EXERCISE.

          (a) Notice of Exercise. In order to exercise any portion of this Option, the Optionee shall notify the Company in writing of the election to exercise the Option and the number of Option Shares in respect of which the Option is being exercised. Such notice shall be delivered to the Secretary of the Company and shall be accompanied with the Exercise Price payable in the manner set forth in Section 4(b) below. The date specified in Optionee's notice as the date of exercise of the Option shall be deemed to be the Date of Exercise; provided, that, such date is at least five (5) days after the giving of such notice and that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date. Otherwise, the Date of Exercise shall be the date on which all conditions for issuance of Option Shares have been satisfied and such Option Shares have been issued by the Company. The certificate or certificates for Shares as to which the Option has been exercised shall be registered in the name of the Optionee.

          (b) Payment of Exercise Price. The Exercise Price for the Option Shares to be purchased upon exercise of an Option, in whole or in part, shall be paid to the Company in full on or before the Date of Exercise. The Exercise Price may be paid by Optionee: (i) in cash or by check deemed acceptable to the Committee, (ii) through delivery or surrender of previously acquired Shares, or causing Option Shares to be withheld from the Option, valued at the Fair Market Value on the Date of Exercise, in satisfaction of all or any part of the Exercise Price, (iii) deliver any combination of cash and securities (including the withholding of Option Shares from the Option), or (iv) any other consideration that the Committee may determine to be acceptable as evidenced by its written consent.

          (c) Failure to Pay or Accept Delivery. If the Optionee fails to pay for any of the Option Shares specified in its notice to exercise or fails to accept delivery thereof, the Optionee's right to purchase such Option Shares may be terminated by the Committee.

     5. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Option Shares upon such exercise or the method of payment of consideration for such Option Shares would constitute a violation of any applicable federal or state securities law or any other law or regulation. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation or warranty to the Company at the time of exercise of the Option as in the opinion of legal counsel for the Company may be required by any applicable law or regulation, including those representations and warranties set forth in Section 11.1 of the Plan. Accordingly, the stock certificates for the Option Shares issued upon exercise of this Option may bear appropriate legends restricting transfer.

     6. NON-TRANSFERABILITY OF OPTION. Except as otherwise provided by the Plan, this Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be transferred in any manner other than by will or by the laws of descent and distribution. The terms of this Option shall be binding upon the executors, administrators, heirs, and successors of the Optionee.

     7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. In the event of changes in the capitalization or organization of the Company (including, without limitation, a stock split or a stock dividend) or, if the Company is a party to a merger or other corporate reorganization, the number of Shares covered by this Option shall be adjusted in accordance with the provisions of Section 4.4 of the Plan.

     8. TERM OF OPTION. Unless modified, extended, or renewed in accordance with
Article IX of the Plan, this Option may not be exercised after the expiration of the Exercise Period and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     9. AMENDMENT OF OPTION. The Board of Directors or the Committee may amend the Option and Plan at anytime, subject only to the limitations set forth in Articles VIII and IX of the Plan and by applicable law.

     10. NOT EMPLOYMENT OR CONSULTING CONTRACT. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ or service of the Company (or continue as a consultant of the Company). This is not an employment or consulting contract.

     11. INCOME TAX WITHHOLDING. The Optionee authorizes the Company to withhold in accordance with applicable law from any compensation payable to him or her any taxes required to be withheld by Federal, state or local laws as a result of the exercise of this Option. Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the exercise of this Option, the Optionee agrees to pay the Company the amount of any such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not Optionee is an employee of the Company at that time.

     12. NOTICE. Any notice to the Company provided for in this Agreement shall be delivered to the Secretary of the Company at the executive offices located at 232 Center Street, Auburn, Maine 04210, and any notice to the Optionee shall be delivered to the Optionee at the current address shown on the records of the Company. Any notice shall be deemed to be duly given (i) three business days after deposit into the U.S. Mails by registered or certified mail if and when properly addressed, postage prepaid, or (ii) on the date delivered if and when hand delivered to the appropriate address as determined above.

     13. INCORPORATION BY REFERENCE. The Option is granted, and the Option Shares will be issued, pursuant to the Plan, the terms and conditions of which are incorporated herein by reference, and the Options and this Agreement shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this Agreement, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

     14. GOVERNING LAWS. The validity, construction, interpretation, and effect of this Agreement shall be governed by and determined in accordance with the laws of the State of Maine.

                                          NORTHEAST BANCORP
                                          a Maine corporation

                                          By:

                                            ------------------------------------
                                          Name:

                                              ----------------------------------
                                          Title:

                                             -----------------------------------

     The Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.


Dated:                                                    OPTIONEE:

                                                          -------------------------------------------------------
--------------------------------------------------                      Printed Name

                                                           -------------------------------------------------------
                                                                        Signature

                                                                       EXHIBIT B

Option No.: 1999 --                                         Grant:

--------------------------------                            -----------------------------------------------

Optionee:                                                   Exercise Price:

-----------------------------------------------------       -------------------------------------

Date of Grant:

-----------------------------------------------------

                               NORTHEAST BANCORP
                             1999 STOCK OPTION PLAN

                        INCENTIVE STOCK OPTION AGREEMENT

     INCENTIVE STOCK OPTION AGREEMENT (this "Agreement"), made on the
               day of                , 19  , by and between NORTHEAST BANCORP, a
Maine corporation (the "Company") and                (the "Optionee").

     1. GRANT OF OPTION. Subject to terms and conditions of this Agreement and those set forth in the Northeast Bancorp 1999 Stock Option Plan (the "Plan"), the Company, with the approval and at the direction of its Board of Directors, hereby grants to Optionee an option (the "Option") to purchase from the Company
a total of                (               ) shares of common stock, $0.01 par
value per share ("Common Stock" or "Shares"), of the Company, at the Exercise Price set forth in this Agreement. The Shares that may be purchased upon the exercise of the Option are sometimes referred to in this Agreement as the "Option Shares". Capitalized terms not otherwise defined in this Agreement shall have the meaning ascribed to them in the Plan.

     2. EXERCISE PRICE. The Exercise Price of the Option is $          per
Option Share, which price is 100% of the Fair Market Value of the Common Stock [OR 110% FOR A 10% STOCKHOLDER] on the Date of Grant.

     3. TERMS OF THE OPTION.

          (a) Type of Option. The Option is intended to be an incentive option within the meaning of Section 422 of the Internal Revenue Code to the maximum extent permitted by the Code. However, as long as the Code shall provide, to the extent that the Fair Market Value, as of the Date of Grant, of the Common Stock for which this Option becomes exercisable for the first time by the Optionee during the calendar year exceeds $100,000, the portion of the Option that is in excess of the $100,000 limitation shall be treated as a Nonqualified Stock Option.

          (b) Exercise Period. Subject to Section 3(c) of this Agreement, during the period commencing on the Date of Grant and terminating ten (10) years after the Date of Grant (the "Exercise Period"), the Option may be exercised with respect to all or a portion of the Option Shares (in full Shares) to the extent that the Option has not previously been exercised, subject to the following vesting schedule ("Vesting Schedule") [NOTE:
     SAMPLE FIVE YEAR VESTING PERIOD VESTING AT 25% PER YEAR]:

             (i) no part of the Option may be exercised during the first year following the Date of Grant;

             (ii) during the second year following the Date of Grant, the Option may be exercised up to a cumulative maximum of 25% of the Option Shares;

             (iii) during the third year following the Date of Grant, the Option may be exercised up to a cumulative maximum of 50% of the Option Shares;

             (iv) during the fourth year following the Date of Grant, the Option may be exercised up to a cumulative maximum of 75% of the Option Shares; and

             (v) thereafter the Option may be exercised in full.

          (c) Termination of Employment; Change of Control. Notwithstanding the provisions of Section 3(b) of this Agreement:

             (i) Termination Of Employment By Reason Of Death. If the Optionee's employment with the Company or its Subsidiaries terminates due to the death of the Optionee, then for a period of one year from the date of such death or until the end of the Exercise Period, whichever is shorter, the Option may be exercised to the extent that the Optionee was entitled to exercise same under the Vesting Schedule at the time of death.

             (ii) Termination Of Employment By Reason Of Disability. If the Optionee's employment with the Company or its Subsidiaries terminates by reason of a permanent and total disability of the Optionee, as determined by the Committee under the Plan, then for a period of one year from the date of such termination of employment or until the end of the Exercise Period, whichever is shorter, the Option may be exercised to the extent that the Optionee was entitled to exercise same under the Vesting Schedule at the time of such termination; provided, however, that if the Optionee should die during such one year period, the unexercised portion of the Option shall thereafter be exercisable, but only to the extend that Optionee was entitled to exercise same under the Vesting Schedule at the time of termination referenced to in this
        Section 3(c)(ii), for a period of one year from the date of such death or until the end of the Exercise Period, whichever is shorter. If this Option is exercised after the expiration of the exercise period that apply for purposes of Section 422 of the Code, this Option shall thereafter be treated as a Nonqualified Stock Option under the Plan.

             (iii) Termination Of Employment By Reason Of Retirement. If the Optionee's employment with the Company or its Subsidiaries terminates by reason of normal or late retirement of the Optionee under any retirement plan of the Company or its Subsidiaries, then for a period of three months from the date of such termination of employment or until the end of the Exercise Period, whichever is shorter, the Option may be exercised to the extent that the Optionee was entitled to exercise same under the Vesting Schedule at the time of such termination; provided, however, that if the Optionee should die during such three month period, the unexercised portion of the Option shall thereafter be exercisable, but only to the extent that the Optionee was entitled to exercise same under the Vesting Schedule at the time of termination referenced to in this Section 3(c)(iii), for a period of one year from the date of such death or until the end of the Exercise Period, whichever is shorter. If this Option is exercised after the expiration of the exercise period that apply for purposes of Section 422 of the Code, this Option shall thereafter be treated as a Nonqualified Stock Option under the Plan.

             (iv) Other Termination Of Employment. Except as otherwise provided in Section 3(c)(vi) of this Agreement, if the Optionee's employment with the Company or its Subsidiaries terminates for any reason other than death, disability, or retirement covered by Sections 3(c)(i), (ii), or
        (iii) of this Agreement, then, for a period of three months from the date of such termination of employment or until the end of the Exercise Period, whichever is shorter, the Option may be exercised to the extent that the Optionee was entitled to exercise under the Vesting Schedule at the time of such termination; provided, however, that the Optionee was not involuntarily terminated by the Company for Cause. If the Optionee should die during such three month period, then for a period of one year from the date of death or until the end of the Exercise Period, whichever is shorter, the Option may be exercised to the extent that the Optionee was entitled to exercise same under the Vesting Schedule at the time of termination referenced in this Section 3(c)(iv). Following the Optionee's termination of employment covered by this Section 3(c)(iv), no additional vesting of the Option shall occur under the Vesting Schedule.

             (v) Termination Of Employment For Cause. Notwithstanding any other provision of this Agreement and except as provided in Section 3(c)(vi), if the Optionee's employment with the Company or its Subsidiaries is involuntarily terminated by the Company or any Subsidiary for Cause, the Option shall terminate immediately and shall be null and void as of the time of such termination of employment. As of the time of termination of employment for Cause, the Option will no longer be exercisable and no Option Shares may be purchased thereunder by the Optionee, and the provisions of Section 6.10 of the Plan shall control the procedures governing any exercise of the Option prior to such termination for which no Option Shares have yet been delivered to the Optionee.

             (vi) Change of Control. In the event of a Change of Control, subject to the provisions of the Plan, the Option may be exercised in full, without regard to the Vesting Schedule, following such a Change of Control until the end of the Exercise Period. In the event of a termination of employment of the Optionee following a Change of Control, the Option shall not be terminated as a result of a termination of employment covered by Sections 3(c)(i) through 3(c)(v) of this Agreement and the Option shall continue to be exercisable in accordance with the original terms of this Agreement, except in the case of the Optionee's death, the Option shall be exercisable only for a period of one year from the date of death or the end of the Exercise Period, whichever is shorter.

     4. METHOD OF EXERCISE.

          (a) Notice of Exercise. In order to exercise any portion of this Option, the Optionee shall notify the Company in writing of the election to exercise the Option and the number of Option Shares in respect of which the Option is being exercised. Such notice shall be delivered to the Secretary of the Company and shall be accompanied with the Exercise Price payable in the manner set forth in Section 4(b) below. The date specified in Optionee's notice as the date of exercise of the Option shall be deemed to be the Date of Exercise; provided, that, such date is at least five (5) days after the giving of such notice and that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date. Otherwise, the Date of Exercise shall be the date on which all conditions for issuance of Option Shares have been satisfied and such Option Shares have been issued by the Company. The certificate or certificates for Shares as to which the Option has been exercised shall be registered in the name of the Optionee.

          (b) Payment of Exercise Price. The Exercise Price for the Option Shares to be purchased upon exercise of an Option, in whole or in part, shall be paid to the Company in full on or before the Date of Exercise. The Exercise Price may be paid by Optionee: (i) in cash or by check deemed acceptable to the Committee, (ii) through delivery or surrender of previously acquired Shares, or causing Option Shares to be withheld from the Option, valued at the Fair Market Value on the Date of Exercise, in satisfaction of all or any part of the Exercise Price, (iii) deliver any combination of cash and securities (including the withholding of Option Shares from the Option), or (iv) any other consideration that the Committee may determine to be acceptable as evidenced by its written consent.

          (c) Failure to Pay or Accept Delivery. If the Optionee fails to pay for any of the Option Shares specified in its notice to exercise or fails to accept delivery thereof, the Optionee's right to purchase such Option Shares may be terminated by the Committee.

     5. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Option Shares upon such exercise or the method of payment of consideration for such Option Shares would constitute a violation of any applicable federal or state securities law or any other law or regulation. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation or warranty to the Company at the time of exercise of the Option as in the opinion of legal counsel for the Company may be required by any applicable law or regulation, including those representations and warranties set forth in Section 11.1 of the Plan. Accordingly, the stock certificates for the Option Shares issued upon exercise of this Option may bear appropriate legends restricting transfer.

     6. SALE OF COMMON STOCK UPON EXERCISE OF OPTION. Except as provided in
Section 5 of this Agreement, Common Stock acquired pursuant to the exercise of this Option shall not be subject to any restrictions or transferability under the Plan. The undersigned hereby acknowledges that a transfer or other disposition of such Shares by the Optionee (other than by will or the laws of descent and distribution) may not qualify for favorable tax treatment under
Section 421(a) of the Code if such transfer or other disposition shall occur before the expiration of the later of: (a) the two year period commencing on the Date of Grant of the Option, or (b) the one year period commencing on the Date of Exercise of the Option.

     7. NON-TRANSFERABILITY OF OPTION. Except as otherwise provided by the Plan, this Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be transferred in any manner other than by will or by the laws of descent and distribution. The terms of this Option shall be binding upon the executors, administrators, heirs, and successors of the Optionee.

     8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. In the event of changes in the capitalization or organization of the Company (including, without limitation, a stock split or a stock dividend) or, if the Company is a party to a merger or other corporate reorganization, the number of Shares covered by this Option shall be adjusted in accordance with the provisions of Section 4.4 of the Plan.

     9. TERM OF OPTION. Unless modified, extended, or renewed in accordance with
Article IX of the Plan, this Option may not be exercised after the expiration of the Exercise Period and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     10. AMENDMENT OF OPTION. The Board of Directors or the Committee may amend the Option and Plan at anytime, subject only to the limitations set forth in Articles VIII and IX of the Plan and by applicable law.

     11. NOT EMPLOYMENT OR CONSULTING CONTRACT. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ or service of the Company (or continue as a consultant of the Company). This is not an employment or consulting contract.

     12. INCOME TAX WITHHOLDING. The Optionee authorizes the Company to withhold in accordance with applicable law from any compensation payable to him or her any taxes required to be withheld by Federal, state or local laws as a result of the exercise of this Option. Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the exercise of this Option, the Optionee agrees to pay the Company the amount of any such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not Optionee is an employee of the Company at that time.

     13. NOTICE. Any notice to the Company provided for in this Agreement shall be delivered to the Secretary of the Company at the executive offices located at 232 Center Street, Auburn, Maine 04210, and any notice to the Optionee shall be delivered to the Optionee at the current address shown on the records of the Company. Any notice shall be deemed to be duly given (i) three business days after deposit into the U.S. Mails by registered or certified mail if and when properly addressed, postage prepaid, or (ii) on the date delivered if and when hand delivered to the appropriate address as determined above.

     14. INCORPORATION BY REFERENCE. The Option is granted, and the Option Shares will be issued, pursuant to the Plan, the terms and conditions of which are incorporated herein by reference, and the Options and this Agreement shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this Agreement, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

     15. GOVERNING LAWS. The validity, construction, interpretation, and effect of this Agreement shall be governed by and determined in accordance with the laws of the State of Maine.

                                          NORTHEAST BANCORP,
                                          a Maine corporation

                                          By:

                                            ------------------------------------
                                          Name:

                                              ----------------------------------
                                          Title:

                                             -----------------------------------

     The Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.


Dated:                                                    OPTIONEE:

--------------------------------------------------        --------------------------------------------------------
                                                                        Printed Name

                                                          -------------------------------------------------------
                                                                        Signature

                               NORTHEAST BANCORP

                ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 9, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder of shares of common stock of Northeast Bancorp ("Northeast"), a Maine corporation, does hereby appoint John W. Trinward, D.M.D., and James D. Delamater, and each of them, as due and lawful attorneys-in-fact (each of whom shall have full power of substitution), to represent and vote as designated below all of the Northeast common stock that the undersigned held of record at 5:00 p.m., local time, on September 23, 1999, at the Annual Meeting of Shareholders of Northeast Bancorp to be held at the Martindale Country Club located at 527 Beech Hill Road, Auburn, Maine on Wednesday, November 9, 1999 at 6:00 p.m. or any adjournment thereof, on the following matters, and on such other business as may properly come before the meeting:

     1.   ELECTION OF DIRECTORS

          Nominees: John W. Trinward, D.M.D., James D. Delamater, John B. Bouchard, A. William Cannan, Ronald J. Goguen, Judith W. Hayes, Philip C. Jackson, Ronald C. Kendall, John Rosmarin, John Schiavi, Stephen W. Wight, Dennis A. Wilson

     [ ] FOR ALL NOMINEES LISTED ABOVE       [ ] WITHHOLD AUTHORITY TO VOTE
         (except as marked to the contrary       FOR ALL NOMINEES LISTED
         below)                                  ABOVE

(Instructions: to withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

-------------------------------------------------------------------------------

2. APPROVAL OF STOCK PLAN. Proposal to approve and adopt the Northeast Bancorp 1999 Stock Option Plan

     [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

3. RATIFICATION OF APPOINTMENT OF AUDITORS. Proposal to ratify the appointment of Baker Newman & Noyes, Limited Liability Company, as the Company's auditors for the 2000 fiscal year.

     [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

4. In their discretion, on such other business as may properly come before the meeting (the Board of Directors is not aware of any matter other than the above proposals which is to be presented for action at the Annual Meeting).

All of the above proposals are described in greater detail in the accompanying Proxy Statement dated September 28, 1999, which descriptions are incorporated herein by reference.


                     (Please Sign and Date on Reverse Side)

                          (Continued from other side)


                        PLEASE SIGN AND RETURN PROMPTLY

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. If no direction is given, this proxy will be voted FOR the election of all nominees as directors, FOR approval and adoption of the 1999 Stock Plan, and FOR the ratification of the Company's auditors.

PLEASE ENTER THE NUMBER OF SHARES OF NORTHEAST COMMON STOCK YOU OWN: ________ (Please sign, date, and return this proxy form exactly as your names appear below whether or not you plan to attend the meeting.)


                                 [ ] I plan to attend the Annual Meeting.
                                 [ ] I do not plan to attend the Annual Meeting.


                                 Date                                     1999
                                      -----------------------------------,
                                 Signature(s)
                                             ----------------------------------

                                 ----------------------------------------------

                                 ----------------------------------------------
                                         Title or Authority (if applicable)

                                 Please sign your name here exactly as it appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other similar capacity, so indicate. If the owner is a corporation, an authorized officer should sign for the corporation and state his or her title. If shares are held in more than one capacity, this Proxy shall be deemed valid for all shares held in all capacities.